UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	333-145600 and 811-04809

Liberty All-Star Equity Fund
(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado			80203
(Address of principal executive offices)			(Zip code)

Tane T. Tyler, Secretary Liberty All-Star Equity Fund 1290 Broadway, Suite 1100 Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code:		303-623-2577

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2007

Item 1.  Report of Shareholders

LIBERTY ALL-STAR® EQUITY FUND

PRESIDENT’S LETTER

LIBERTY ALL—STAR® EQUITY FUND

2007 ANNUAL REPORT

A SINGLE INVESTMENT...

A DIVERSIFIED CORE PORTFOLIO

A single fund that offers:

•          A diversified, multi-managed portfolio of growth and value stocks

•          Exposure to many of the industries that make the U.S. economy one of the world’s most dynamic

•          Access to institutional quality investment managers

•          Objective and ongoing manager evaluation

•          Active portfolio rebalancing

•          A quarterly fixed distribution policy

•          The power of more than $1.4 billion in assets

•                             Actively managed, exchange traded fund listed on the New York Stock Exchange (ticker symbol: USA)

LIBERTY ALL-STAR EQUITY FUND

CONTENTS

1                             President’s Letter

4                             Closed-End Funds: What They Are and How They’re Different

5                             Editorial Feature: Unique Fund Attributes

7                             Multi-Management Has Produced More Consistent Returns

8                             Investment Managers/Portfolio Characteristics

9                             Manager Roundtable

15                       Automatic Dividend Reinvestment and Cash Purchase Plan

16                       Investment Growth

17                       Table of Distributions and Rights Offerings

18                       Top 20 Holdings and Economic Sectors

19                       Major Stock Changes in the Fourth Quarter

20                       Schedule of Investments

27                       Statement of Assets and Liabilities

28                       Statement of Operations

29                       Statements of Changes in Net Assets

30                       Financial Highlights

31                       Notes to Financial Statements

34                       Report of Independent Registered Public Accounting Firm

35                       Tax Information

36                       Trustees and Officers

39                       Privacy Policy

40                       Description of Lipper Benchmark and Market Indices

Inside Back Cover: Fund Information

The views expressed in the President’s Letter, Editorial Feature and Manager Roundtable reflects the views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions, and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent. References to specific company securities should not be construed as a recommendation or investment advice.

LIBERTY ALL-STAR® EQUITY FUND

PRESIDENT’S LETTER

Fellow Shareholders:	February 2008

Two thousand seven was a mixed year for investors holding a diversified equity portfolio. Through nine months, the widely followed S&P 500 Index was ahead 9.1 percent and poised to post another double-digit gain just as it did in 2006. Unfortunately, nine months does not a year make. The S&P 500 declined 3.3 percent in the final calendar quarter to end the year with a gain of 5.5 percent.

While this is a respectable return, it was the way that 2007 ended that put a pall on what had otherwise been a good – albeit volatile – year. As investors reading this report in early 2008 are all too well aware, the market is beset with problems ranging from the subprime mortgage crisis and a moribund residential real estate market to record high energy prices and low levels of consumer confidence. In addition, ongoing geopolitical challenges that seem to have become a permanent part of the global situation remain a concern.

Whether these problems lead to a bear market on the order of the one we witnessed in 2000 through 2002 remains to be seen. Bull markets do not last forever, and the 2003 – 2007 bull market, which included an all-time record high for the S&P 500 in late May 2007, is obviously being tested. Although we are hopeful that the stock market can work its way through these concerns and regain its footing; it is difficult to believe that sentiment will remain as negative as it has been for the past couple of months. Still, after five good years we may be in for a period of consolidation, given the uncertainties that exist.

For Liberty All-Star Equity Fund shareholders the 2007 rotation in market leadership to growth from value is noteworthy. As investors are aware, value style investing generally outperformed growth for an unprecedented seven years. In 2006, leadership finally began to change and 2007 saw the completion of the rotation as growth stocks finally outperformed their value counterparts. Reflective of this rotation, the Russell 3000® Growth Index gained 11.4 percent for the year versus a 1.0 percent decline for the Russell 3000® Value Index.

Liberty All-Star Equity Fund posted a mixed year in 2007. Essentially, it was a tale of two halves: In the first half, Fund shares valued at net asset value (NAV) with dividends reinvested returned 9.3 percent and 14.1 percent on a market price basis. In the second half, Fund shares valued at NAV with dividends reinvested returned -3.6 percent and -14.8 percent in terms of market price.

Despite the difficult second half, for the full year the Fund returned 4.5 percent with shares valued at NAV and 5.3 percent with shares valued at NAV with dividends reinvested. In terms of the market price, the Fund declined 2.8 percent. Those results trailed the Fund’s primary benchmark, the Lipper Large-Cap Core Mutual Fund Average, which gained 5.7 percent for the year, and the S&P 500 which rose 5.5 percent.

A significant factor in the Fund’s NAV reinvested return shortfall of 0.2% to the S&P 500 was due to an overweight to financial stocks which, as is well known, were hit hard in the second half of the year, and especially the fourth quarter. The Fund was also underweight consumer staples, a sector that performed well in the second half when fears of recession caused investors to seek shelter in the most defensive market sectors. As for the poor second half market price performance, the discount to NAV at which closed-end funds sometime sell widened considerably in the second half. The Fund was not immune from this circumstance, as its discount expanded from a premium to NAV of 0.8 percent on March 27 to a 12.6 percent discount at year-end, which is far above its historic average. We believe this is somewhat of an anomaly and should normalize as we progress into 2008.

www.all-starfunds.com	USA

The accompanying table traces key metrics for the fourth quarter and full year of 2007, as well as longer-term periods. In part due to the Fund’s difficult second half of 2007, Fund performance trails relevant benchmarks for the one and three-year periods. Beyond that, for all other longer-term periods the Fund has

FUND STATISTICS AND SHORT-TERM PERFORMANCE
PERIODS ENDING DECEMBER 31, 2007

FUND STATISTICS:
Net Asset Value (NAV)	$8.07
Market Price	$7.05
Discount	12.6%

	Quarter	2007
Distributions	$0.22	$0.90
Market Price Trading Range	$6.74 to $8.45	$6.74 to $9.26
Premium/(Discount) Range	(4.8) to (15.9)%	0.8 to (15.9)%

PERFORMANCE:
Shares Valued at NAV	(4.0)%		4.5%
Shares Valued at NAV with Dividends Reinvested	(3.3)%		5.3%
Shares Valued at Market Price with Dividends Reinvested	(9.4)%		(2.8)%
S&P 500 Index	(3.3)%		5.5%
Lipper Large-Cap Core Mutual Fund Average	(3.1)%		5.7%
NAV Reinvested Percentile Rank (1 = best; 100 = worst)	61	st	54	th
Number of Funds in Category	881		835

LONG-TERM PERFORMANCE SUMMARY	ANNUALIZED RATES OF RETURN
PERIODS ENDING DECEMBER 31, 2007	3 YEARS		5 YEARS		10 YEARS		15 YEARS		20 YEARS
LIBERTY ALL-STAR EQUITY FUND
Shares Valued at NAV	6.4%		14.0%		5.8%		9.4%		11.3%
Shares Valued at NAV with Dividends Reinvested	6.9%		14.2%		6.2%		9.7%		11.8%
Shares Valued at Market Price with Dividends Reinvested	1.2%		12.8%		4.8%		8.5%		12.5%
S&P 500 Index	8.6%		12.8%		5.9%		10.5%		11.8%
Lipper Large-Cap Core Mutual Fund Average*	8.1%		11.7%		5.0%		9.3%		10.7%
NAV Reinvested Percentile Ranking (1 = best; 100 = worst)	72	nd	11	th	27	th	42	nd	23	rd
Number of Funds in Category	702		572		287		104		62

*                            Percentile ranks calculated using the Fund’s NAV Reinvested results within the Lipper Large-Cap Core Open-end Mutual Fund Universe.

Figures shown for the Fund and the Lipper Large-Cap Core Mutual Fund Average are total returns, which include dividends, after deducting Fund expenses. The Fund’s performance is calculated assuming that a shareholder exercised all primary rights in the Fund’s rights offerings. Figures shown for the unmanaged S&P 500 Index are total returns, including income. A description of the Lipper benchmark and the S&P 500 Index can be found on page 40.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

ANNUAL REPORT * DECEMBER 31, 2007

above average relative results compared to its peers in the Lipper Large-Cap Core Mutual Fund Average. And, as the table shows, the Fund’s rank in the Lipper Large-Cap Core universe ranges from the 11th percentile to no worse than 42nd for these periods, meaning the Fund has performed well relative to comparable funds.

Turning to Fund news, the offering to shareholders of rights to purchase additional shares of the Fund was completed successfully in December. The offering, which allowed investors to subscribe for one additional share for each 10 shares owned, was oversubscribed, and all available primary shares were allocated among those who oversubscribed based on the number of shares held on the record date. We at ALPS Advisers are gratified by this response, and thank shareholders for their vote of confidence.

I would like to draw your attention to our traditional Manager Roundtable in this annual report. It’s a timely opportunity to hear directly from the Fund’s five investment managers, who are thought leaders in value and growth style investing.

In closing, I would observe that despite the exceptionally difficult second half of 2007, the Fund overall held up well and produced positive NAV returns for the full year. And, as mentioned, long-term performance continues to be strong. Neither of these observations should be discounted: The Fund is structured to prove its value through time and through multiple market cycles and it is meeting expectations. Based on a weak close to 2007 and an even weaker beginning to 2008, we may have to endure a more volatile period ahead. We are confident, however, that the Fund should weather the storm as it has during challenging markets in the past.

We are grateful for your ongoing support of the Fund and will do all in our power to maintain your trust and confidence.

Sincerely,

/s/ William R. Parmentier,
William R. Parmentier, Jr. President and Chief Executive Officer Liberty All-Star Equity Fund

LIBERTY ALL-STAR® EQUITY FUND

CLOSED-END FUNDS: WHAT THEY ARE AND HOW THEY’RE DIFFERENT

Liberty All-Star Equity Fund is a closed-end fund, a characteristic that distinguishes it from most investment funds, which are open-end mutual funds. An open-end mutual fund creates or redeems shares continuously as money flows into or out of the fund. Closed-end funds, by contrast, have a fixed number of shares that are traded between investors on a stock exchange (the Fund is listed on the New York Stock Exchange but trades on other exchanges, as well).

Why does being a closed-end fund matter to investors? An exchange-traded, closed-end fund is bought and sold just like the shares of other publicly traded securities. Pricing is intra-day – not just end-of-day, as is the case with open-end mutual funds. A transaction price is continuously available and there are no annual sales fees. From the perspective of the Fund’s five investment managers, the closed-end structure allows them to focus on stock selection and investing for the long term instead of being influenced by sharp inflows or outflows of assets that can occur with open-end funds.

Closed-end funds may trade at a market price that represents a premium or discount to the underlying assets in the fund (the net asset value, or NAV). Why? The primary reason is actions in the market that determine the price of shares in general, such as supply and demand, investor sentiment, liquidity needs and other market forces.

While there are many more open-end mutual funds, closed-end funds still play a significant role in the financial markets. At present, there are some 650 closed-end funds representing about $300 billion in assets.

Unique Attributes Of

Liberty All-Star Equity Fund

Liberty All-Star Equity Fund enhances the benefits of its status as a closed-end fund through key attributes highlighted on the following pages. Together, these attributes help to make the Fund a core equity holding for investors seeking diversification, income and the potential for long-term appreciation.

LIBERTY ALL-STAR® EQUITY FUND

UNIQUE FUND ATTRIBUTES

Multi-management for individual investors

Large institutional investors, such as endowments and pension plans, have traditionally employed multiple investment managers. When it was founded, Liberty All-Star Equity Fund became the first publicly traded, multimanaged, closed-end fund. Twentyone years later, multi-management has gained broad acceptance—not only among institutions, but also with individual investors.

Real-time trading and liquidity

Owing to its closed-end structure, the Fund has a fixed number of shares that trade on the New York Stock Exchange and other exchanges. Share price is determined by supply and demand, and pricing is continuous—not just end-of-day, as it is with open-end mutual funds. Fund shares offer immediate liquidity, there are no annual sales fees and expense ratios are lower than many comparable open-end mutual funds.

Access to institutional managers

The Fund’s investment managers invest primarily for pension funds, endowments, foundations and other institutions. By itself, that does not make them inherently better. But, because they are closely monitored by their institutional clients, these managers tend to be more disciplined and consistent in their investment process.

Monitoring and rebalancing

ALPS Advisers continuously monitors the investment managers to ensure that they are performing as expected and adhering to their style and strategy. If warranted, ALPS will recommend that the Board of Trustees replace a manager, an action that has occurred 14 times in the Fund’s history. Periodic rebalancing maintains the Fund’s structural integrity and is a well-recognized investment discipline.

Alignment and objectivity

Alignment with shareholders’ best interests and objective decision-making help to ensure that the Fund is managed openly and equitably. A series of checks and balances and the selection of unaffiliated investment managers ensure the integrity of this key principle. In addition, the Fund is governed by a Board of Trustees that is elected by and responsible to shareholders.

Distribution policy

Since 1988, the Fund has followed a policy of paying annual distributions on its shares at a rate of 10 percent of the Fund’s net asset value (paid quarterly at 2.5 percent per quarter), providing a systematic mechanism for distributing funds to shareholders.

LIBERTY ALL-STAR® EQUITY FUND

MULTI-MANAGEMENT HAS PRODUCED MORE CONSISTENT RETURNS

The narrative on the preceding three pages is intended to focus on the unique attributes of the Fund. The chart below demonstrates the long-term outcome of these attributes, particularly the Fund’s multi-management structure. Most mutual funds are run by a single portfolio manager or an internal team of managers pursuing a particular investment style, whether it’s growth or value. But styles go in and out of favor. A style that outperforms on a relative basis one year may disappoint the next, leading to higher volatility.

As discussed in our “Unique Fund Attributes” feature, ALPS utilizes multi-management, that is, combining managers who practice different investment styles to reduce volatility while producing competitive returns.

All-Star’s long-term track record provides clear testimony to the value of the multi-management strategy. The chart below demonstrates that for the trailing 20-year period ending December 31, 2007, the Fund has achieved better-than-average returns and better-than-average consistency compared with peer funds in the Lipper Large-Cap Core universe.

Each dot represents the precise 20-year return and consistency record ending December 31, 2007, of each fund in the universe of 37 open-end Large-Cap Core equity mutual funds (as classified by Lipper, Inc.) that has a 20-year history.

Consistency is measured by the volatility of “non-market” monthly returns, calculated by subtracting the return of the S&P 500 Index from each mutual fund’s return. The lower the volatility, the higher the consistency of results compared with the stock market.

LIBERTY ALL-STAR® EQUITY FUND

INVESTMENT MANAGERS/PORTFOLIO CHARACTERISTICS

THE FUND’S ASSETS ARE APPROXIMATELY EQUALLY DISTRIBUTED AMONG THREE VALUE MANAGERS AND TWO GROWTH MANAGERS:

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund’s five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500 Index.

PORTFOLIO CHARACTERISTICS AS OF DECEMBER 31, 2007 (UNAUDITED)	INVESTMENT STYLE SPECTRUM
	VALUE	GROWTH

	Schneider		Pzena		Matrix		Chase		TCW		Total Fund		S&P 500 Index
Number of Holdings	45		40		35		34		27		156	*	500
Percent of Holdings in Top 10	58%		43%		38%		43%		58%		18%		20%
Weighted Average Market Capitalization (billions)	$18		$61		$90		$73		$60		$61		$107
Average Five-Year Earnings Per Share Growth	21%		7%		18%		27%		36%		22%		22%
Dividend Yield	2.1%		3.1%		1.9%		1.1%		0.5%		1.7%		2.0%
Price/Earnings Ratio	16	x	12	x	15	x	21	x	22	x	16	x	16	x
Price/Book Value Ratio	3.5	x	2.0	x	2.7	x	6.2	x	8.6	x	4.7	x	4.4	x

*                            Certain holdings are held by more than one manager.

LIBERTY ALL-STAR® EQUITY FUND

MANAGER ROUNDTABLE

As the bulls and bears face off, the Fund’s investment managers see both caution and opportunity

After an impressive 15.8 percent gain in 2006, the S&P 500 Index advanced 5.5 percent in 2007 – bringing the average annual return for this widely followed benchmark to a strong 12.8 percent for the last five years. Yet, investors are more likely to remember the heightened volatility that marked the second half of 2007, as well as the weak close to the year – outcomes of the subprime mortgage crisis, a slowing economy, high energy prices and lower corporate earnings. Does all this mark the end of the bull market? Which macro factors are the fund’s investment managers tracking closely, what is their perspective on heightened volatility and how do they anticipate managing in 2008? These questions and others are the basis for our 2008 Manager Roundtable. ALPS Advisers serves as moderator of the Roundtable. The participating investment managers and their styles are:

CHASE INVESTMENT COUNSEL CORPORATION

Portfolio Manager/David Scott, CFA, CIC

Senior Vice President and Chief Investment Officer Investment Style/Growth – Chase is a growth manager that has a valuation orientation to its investment process, seeking to invest in quality growth stocks that demonstrate consistent earnings growth but whose shares are reasonably priced.

MATRIX ASSET ADVISORS, INC.
Portfolio Manager/David A. Katz, CFA
President and Chief Executive Officer

Investment Style/Value – Matrix follows an opportunistic value- oriented investment philosophy. Matrix believes that value can be found in all sectors of the economy, and thus looks for investment opportunities beyond traditional value industries.

PZENA INVESTMENT MANAGEMENT, LLC
Portfolio Manager/Antonio DeSpirito, III
Principal and Portfolio Manager

Investment Style/Value – Pzena uses fundamental research and a disciplined process to identify good companies with a sustainable business advantage that the firm believes are undervalued on the basis of current price to an estimated normal level of earnings.

SCHNEIDER CAPITAL MANAGEMENT CORPORATION
Portfolio Manager/Arnold C. Schneider, III, CFA
President and Chief Investment Officer

Investment Style/Value – The firm practices a disciplined, fundamental approach to add value over time. Research focuses on uncovering new ideas and owning undervalued stocks before they experience a rebound in earnings and come to the attention of other investors.

TCW INVESTMENT MANAGEMENT COMPANY

Portfolio Manager/Craig C. Blum, CFA, Managing Director Investment Style/Growth – TCW invests in companies that have superior sales growth, leading and/or rising market shares, and high and/or rising profit margins. TCW’s concentrated growth equity strategy seeks companies with distinct advantages in their business model.

For what kinds of stocks (i.e., sectors, industries, capitalization, growth/value) do you have favorable expectations in 2008 and why? Let’s open with our three value managers in alphabetical order. David Katz, Matrix goes first in that order.

KATZ (MATRIX ASSET ADVISORS – VALUE): Succinctly, we like stocks that will best ride through the current economic rapids and react best to the recovery we envision for later in 2008. That leads us to favor recent trends and to expect additional ones.

For capitalization weightings, we believe that last year’s swing back to large cap dominance after a seven-year period of small cap leadership will continue, probably for several years. Within the large cap space, we envision mega-cap leadership, primarily reflecting compelling fundamentals. Both large cap and mega-cap performance should be driven by superior earnings consistency – aided by international exposure and the weak dollar – as well as depressed valuations and improved market psychology.

“We can’t control it [volatility], and it does not overly concern us. But…we embrace fluctuations in stock prices because they often create opportunities for us to make long-term investments at an attractive discount.

Arnie Schneider,
Schneider Capital
Management (Value)

Our long-prognosticated shift to growth over value stocks occurred last year, and this, too, we believe is the beginning of a multi-year trend. Two divergent factors favor this: One, growth stocks’ greater consistency of earnings in a slower economy and, two, many traditional value companies’ earnings will be hurt by this slower economic environment, which could ultimately lead to a compression of their price/earnings multiples.

In terms of sectors or industry groups, two of 2007’s laggards, financial stocks and cable stocks, are due for significant rebounds in 2008. Both were impacted by emotional overselling; we think the market will appreciate the degree of that overselling once these companies are perceived to be addressing their major issues. For financials in particular, most all of the conceivable concerns, and probably some of the more unlikely ones, are already priced into their stocks; a growing perception that issues are being addressed and problems are being mended should lead to a nice bounce.

“Three top-down macro factors seem particularly important to the stock market outlook in 2008… the direction of interest rate changes…the direction of commodity prices … and the resolution of the debt crisis.”

David Scott,
Chase Investment Counsel (Growth)

Finally, we think that after a late 2007/early 2008 pullback, select technology stocks are poised to continue their recent strong performance. This will be driven by new applications that will excite consumers, despite a slower economy.

DESPIRITO (PZENA INVESTMENT MANAGEMENT – VALUE): We see an unusual opportunity in financial stocks, whose valuations have been driven to extraordinary extremes by investor fears over the subprime mortgage and liquidity crisis. While we continue to forecast a difficult operating environment for financials, we think this is already more than discounted in the price of many of these stocks. In particular, the valuation range between the financial and industrial commodities sectors is at its widest point in 55 years. We see a bubble in commodities, reflecting investors’ embrace of the Asia/India growth story, which foresees a permanent shortage of commodities. In addition, there are those who view the subprime crisis as having permanently damaged the financial system. In our experience, such extreme views rarely turn out to be correct.

SCHNEIDER (SCHNEIDER CAPITAL MANAGEMENT – VALUE): After a tough 2007, the beleaguered financial sector should hold its own and eventually reward patient investors over the next several years. The housing, mortgage and credit mess has created some bargains in high quality names such as Fannie Mae, Freddie Mac and Wachovia. Earnings are temporarily depressed, but periods of stress are where opportunities are often created. These attractive investments have substantial valuation support.

Let’s hear from the fund’s two growth managers. Craig Blum, start us off please.

BLUM (TCW – GROWTH): Every year, our approach is to focus on the highest quality growth companies available that trade at attractive valuations. We currently have favorable expectations for the energy, information technology and health care sectors. Within energy, our emphasis is on the oil services industry given the growing capital intensity of upstream exploration activities. Our technology businesses serve large end markets relative to their current sales bases and operate with clear product and cost advantages. Within health care, we are finding the most attractive opportunities in biotech.

SCOTT (CHASE INVESTMENT COUNSEL –GROWTH): Among large cap strategies, value led the market entering 2007. We believe that trend ended by mid-year and growth took over leadership and will continue to perform better. The catalyst behind the style shift was the first signs of economic weakness in housing combined with a six-year plus bull market in value stocks, which led to over ownership. We believe we captured this change through our investment process. Currently, we favor the consumer staples and health care sectors, both of which score favorably under the same process. Household products, beverages and medical services are well positioned for above-average earnings growth and are reasonably priced.

From the perspective of your investment style, would you make a case for value outperforming growth or growth outperforming value in 2008? We’ll stay with the growth managers. David Scott, share chase’s view, please.

SCOTT (CHASE INVESTMENT COUNSEL –GROWTH): Our investment style is large cap growth. As previously noted, we believe that large cap growth resumed performance leadership from large cap value in mid-2007. Growth should continue to outperform because earnings projections for growth companies should hold up better as domestic and perhaps international economic growth slows. In addition, based on an analysis by Ned Davis Research, growth-oriented ETFs and other assets remain well below long-term mean weightings in portfolios. Finally, based on current price/earnings ratios compared to sustainable earnings growth rates, large cap growth stocks are reasonably priced in this volatile market environment.

BLUM (TCW - GROWTH): If the supporting elements continue to hold up, then growth is likely to continue its superior relative performance that began during 2007. Growth companies typically have greater exposure to non-U.S. demand which can serve as an alternative source of growth when activity cools in the U.S. Additionally, easier monetary policy tends to favor growth businesses over value businesses. Finally, periods of higher volatility seem to support growth outperformance owing to the more geo-graphically diversified profit and cash flow sources attributable to global growth companies.  Collectively, we believe these forces help to strengthen the case for growth companies during 2008.

Let’s ask the value managers to make their case. Arnie Schneider, let’s start with you.

SCHNEIDER (SCHNEIDER CAPITAL MANAGEMENT - VALUE): After growth’s substantial outperformance in 2007, we think it is closer to a level playing field for 2008. Some “value” in value stocks has reappeared after last year’s sharp correction in select financials, real estate investment trusts and consumer discretionary stocks, among others.  The negative for value is the headwinds that cyclical companies generally face in a weakening U.S. economy.

The bullish case for growth is that it is due for an extended comeback after trailing value for seven years prior to 2007, and that growth stocks historically outperform as we approach a profit slowdown. However, many investors who have embraced growth stocks again after a long hiatus might be paying too much for the “global growth” darlings that they believe will insulate them from the corporate earnings slump that we see on the horizon.

DESPIRITO (PZENA INVESTMENT MANAGEMENT - VALUE): An examination of historical stock market data indicates that it’s more accurate to speak of a value/momentum cycle.  Momentum has outperformed the broad market for five years (from 2002-2007 momentum investing returned 24.8 percent per year versus 11.3 percent for the S&P 500). A value strategy kept up through 2006, returning 22.3 per-cent annually, but faltered during 2007. No one can predict the future, but we believe the factors are in place for a turn of the cycle. An analysis of the spread between the cheapest quintile by price-to-book ratio of the 500 largest stocks to the S&P 500 reveals that valuations are at one of their biggest extremes in over three decades.

KATZ (MATRIX ASSET ADVISORS - VALUE): Matrix views the investment world through a value prism. Yet, we have found that over the past few years many of the most compelling opportunities are classified as growth stocks in growth industries. Conversely, other than financials and select energy stocks, we believe that many traditional value industries and stocks are fairly to richly valued. In other words, they are not value opportunities as we would traditionally define value.

Last year was the first since 2000 in which growth stocks outpaced value stocks.  Reflecting the shifting multi-year dominance that has historically existed, we expect this bias in favor of growth to continue in 2008 and several years thereafter. Many growth stocks are mega-cap multi-nationals whose businesses will be aided by their international exposure and the weak dollar. Conversely, the slowing economy will likely have a greater negative impact on traditional value stocks, producing lower earnings, margins and price/earnings ratios.

In general, investment managers for liberty All-Star Equity fund take a bottom-up approach to buying stocks. But, top-down macro factors play a role, too. Given the worries that beset the market as 2007 went on - chiefly, the subprime mortgage situation, high oil prices, the weak dollar and inflation fears - what macro factors (both positive and negative) are you keeping your eye on for 2008? Let’s hear from growth managers first, then the value managers.

BLUM (TCW - GROWTH): The unwinding of a large and prolonged credit cycle always brings challenges. Unfortunately, we are experiencing several negatives simultaneously that make economic risks more difficult to evaluate. The U.S. economy is clearly slowing, with weakening trends in job growth, consumption, retail sales, housing and manufacturing. Corporate profits contracted during Q3:2007 for the first time in five years and we will likely see a more pronounced contraction for Q4:2007.  The percolating inflation we observe is likely the lagged result of the dollar weakness that occurred over the past six years and this trend certainly raises some concern. The bright spots are the U.S. export sector - which continues to benefit from the same weak dollar -  and the fact that equity prices already reflect the many headwinds that might persist into 2008 and therefore represent attractive value, especially relative to bond yields. What follows is likely a price discovery phase, whereby asset prices, interest rates, credit spreads and other variables all ad-just to a modestly slower U.S. economy. Importantly, the forces of globalization make this a healthy, necessary and tolerable phenomenon and one that presents us with compelling opportunities.

“Volatility was likely held at artificially low levels over the past several years as a result of the fed’s reflationary policy and the wide and easy access to cheap credit. we are not surprised by the recent upward trend in volatility …”

Craig Blum,
TCW (Growth)

SCOTT (CHASE INVESTMENT COUNSEL - GROWTH): Three top down macro factors seem particularly important to the stock market outlook in 2008. First, the direction of interest rate changes as directed by Federal Reserve policy will be very important. In the near term, short-term rates should move lower given the current economic weakness. This should be positive for stock prices. Second, the direction of change in commodity prices will be important. If commodity prices continue to ease, world monetary authorities will have more latitude in lowering interest rates. However, many of the more attractive stocks in our work suggest that commodity prices will hold or even rise. If this analysis proves correct it could hamper monetary policies. Third, the resolution of the debt crisis will dominate the outlook for the financial sector of the stock market. Since the financial sector is a relatively large weighting in many of the most followed indices, such as the S&P 500, its performance will significantly influence overall returns.

“We believe many of the economic concerns of the second half of 2007 will dominate in much of 2008. however, we think that as the year progresses, many of them will abate.”

David Katz,
Matrix Asset Advisors (Value)

DESPIRITO (PZENA INVESTMENT MANAGEMENT - VALUE): Housing, jobs and inflation are probably the three items at the front of our minds from a top-down perspective. Should the housing slump lead to a recession, we see a real risk to the market from a potential unwinding of the commodity bubble. The onset of a recession, however, would not necessarily be bad for our portfolio. Let me explain our position.

A momentum investing approach typically performs well late in an economic cycle, as the market becomes complacent, earnings grow, multiples expand and valuation is mostly ignored. Value stocks are typically beaten down in such an environment, with mispricing reflecting investor fears of the unknown. Once those fears are quantified, the market should begin to discount a recovery and value strategies should outperform.

Economic data increasingly indicate we’re in a recession. If history is any guide, once the recession fears are realized, investors will again refocus on valuation and value should outperform. The biggest broad market risk - the unwinding of the commodities bubble - would therefore actually be a plus for us.

KATZ (MATRIX ASSET ADVISORS - VALUE): We believe many of the economic concerns of the second half of 2007 will dominate in much of 2008. However, we think that as the year progresses, many of them will abate. The major issues, as we see them, are the continued subprime mortgage fallout and the resulting recession concerns.

Most importantly, while we believe that the mortgage area and local housing markets will continue to struggle in 2008, financial institutions will come to grips with and write-off much of their exposure, allowing them to get back to business as usual. Morgan Stanley is a good case in point; in its most recent quarter it wrote off about 90 percent of its exposure to subprime and collateralized debt obligations (CDOs). We expect similar actions from Citigroup, Merrill Lynch and others early in 2008. Bank of America’s acquisition of Countrywide Financial, JPMorgan Chase’s interest in potential acquisitions in the mortgage area, and the aforementioned writing off of subprime exposure are all signs of a bottom for financial stocks.

As to a possible recession, the odds are about 50/50, in our view. Our feeling is that if there is a recession it will be mild and short-lived, in part because of the Fed’s willingness to lower interest rates together with a healthy global economy. Recession or not, we believe the economy will end the year in a modest growth mode.

Other macro factors should benefit the economy and the stock market. We believe after an uptick early in the year, inflation will start to ease as 2008 progresses. The beleaguered dollar will eventually stabilize and then strengthen somewhat. Oil continues to be a wild card, defying gravity as well as supply and demand considerations. But slower growth in the U.S. could impact emerging market growth, thus limiting demand for oil and dampening price increases. We do not expect sustained gains in oil prices in 2008, though there might be short-term spikes.

SCHNEIDER (SCHNEIDER CAPITAL MANAGEMENT - VALUE): Our eyes are on data that might indicate the depth and duration of the U.S. economic downturn that we see ahead. Since we believe consumer wealth and spending might weaken considerably, we will pay close attention to changes in housing prices, employment, personal income, debt leverage and retail sales. We will also be attentive to incoming economic data from the non-U.S. developed and emerging markets economies that hint at a broader global slowdown.

As a way of informing the individual shareholder, how does your firm respond to the heightened volatility that we saw in 2007 - volatility that became extreme in the second half of the year? It is unnerving to individuals. So, from a professional’s perspective 1) what is your overall philosophy about high volatility; and 2) how do you generally “play it” - do nothing, hunker down, see it as an opportunity or take it on a case-by-case basis? Let’s hear from the value managers first.

SCHNEIDER (SCHNEIDER CAPITAL MANAGEMENT - VALUE): The inherent volatility of the stock market is a fact of life. We can’t control it, and it does not overly concern us. But as a value investor we are by nature price-sensitive in our purchase and sales decisions, so we embrace fluctuations in stock prices because they often create opportunities for us to make long-term investments at an attractive discount.

KATZ (MATRIX ASSET ADVISORS - VALUE): If the ultimate goal of investing is to buy low in order to sell high, then extreme volatility gives one the opportunity to do just that - buy low. That doesn’t mean it’s easy or enjoyable; far from it. But it can be the prelude to significant gains thereafter.

Beginning last summer, when the stock market began selling off, especially financial stocks that were priced as if their current difficulties would never get better, we attempted, after intensive review, to buy stocks that we thought would best endure distress and then rally most significantly with a return to normalcy.

Conversely, we sold some stocks that had traded higher, approaching our fair value target for them, because their prices didn’t seem to be affected by short-term market issues. In those cases, we locked in profits and took advantage of their strength before redeploying the capital into more compelling opportunities. We also stress-tested all of our existing holdings in order to determine that they had the financial wherewithal to endure a challenging environment.

DESPIRITO (PZENA INVESTMENT MANAGEMENT - VALUE): We accept volatility in the markets as a significant potential driver of long-term performance, and take advantage of valuation opportunities driven by investor fear. Indeed, some of our best past outperformance has followed periods of high volatility. However, it’s important to view volatility over the long term: While the cyclicality of value opportunities can lead to wide disparity in annual returns, extending the investment horizon out to just three-year periods (instead of one-year periods) smooths the return pattern, producing solid long-term returns with volatility levels below that of the index. Investors should focus on volatility that matches their investment horizon, which is what really matters, rather than on monthly or even yearly fluctuations.

“We see an unusual opportunity in financial stocks, whose valuations have been driven to extraordinary extremes by investor fears over the subprime mortgage and liquidity crisis.”

Antonio DeSpirito,
Pzena Investment Management (Value)

Where are the growth managers on the subject of volatility and what do you do, or not do, about it?

SCOTT (CHASE INVESTMENT COUNSEL - GROWTH): We view high volatility as a negative for stock prices. It increases the equity risk premium with all other factors held constant. However, it does provide opportunity for our stock selection process. We can benefit from exaggerated short term movements to buy or sell stocks at more favorable prices. We can also assess the changing volatility of individual stocks to reevaluate their attractiveness. In 2007, volatility played a key role in reducing our exposure to financial stocks and increasing our exposure to multi-national mega-caps.

BLUM (TCW - GROWTH): Volatility was likely held at artificially low levels over the past several years as a result of the Fed’s reflationary policy and the wide and easy access to cheap credit. We are not surprised by the recent upward trend in volatility and believe that it can often lead to compelling opportunities. With that said, higher volatility does not necessarily impact our stock selection or research process. We always aim to use volatility to our clients’ best advantage.

To conclude, please tell us about a stock that you have added recently to the portion of the Liberty All-Star Equity Fund portfolio that you manage and your rationale for buying it. Growth managers, let’s hear from you and we’ll conclude with the value managers.

BLUM (TCW – GROWTH): C.H. Robinson Worldwide (CHRW) is a leading transportation, logistics and sourcing company that is one of North America’s largest third-party logistics companies. As international trade expands and corporations adopt more efficient supply chain management strategies–including outsourcing, global procurement and just-in-time inventory management– transportation efficiency is becoming more important. CHRW simplifies a highly complex and fragmented truck market, enabling shippers to effectively outsource their transportation operations and capitalize on CHRW’s logistics expertise, extensive distribution network and robust systems architecture. We think the market is attractive and that CHRW is well positioned. And, despite the prospect of higher earnings growth, the stock is trading below its historic price/earnings multiple.

SCOTT (CHASE INVESTMENT COUNSEL – GROWTH): We recently purchased Genzyme Corp. for the Liberty All-Star Equity Fund. Genzyme was founded in 1981. Based in Cambridge Massachusetts, the company is a biotechnology conglomerate. Bolstering its strong long-term growth record, the company has reported six consecutive positive earnings surprises; has a strong technical profile as evidenced by rising relative stock price strength; and is still reasonably priced. Fundamentally, the company has several catalysts in place to continue its good performance, including a strong drug pipeline, the recent approval of Synvise One for orthopedic applications and numerous cost cutting opportunities to bolster earnings.

DESPIRITO (PZENA INVESTMENT MANAGEMENT – VALUE): While our research process continues to unearth new opportunities, none of these has been more attractive recently than buying more of the stocks that are already in the portion of the Liberty All-Star Equity Fund portfolio that we manage. For example, we added significantly to our positions in Freddie Mac and Fannie Mae, two government- sponsored enterprises, or GSEs. Their stock prices fell by about 40 percent from the end of September to year-end, despite the fact that they will likely benefit from the current mortgage market woes. The GSEs are high-earning franchises with unscalable barriers to entry, and we believe they have not suffered any permanent damage to their long-term normal earnings power, making them not only classic Pzena value stocks, but perhaps the most undervalued companies in our universe.

SCHNEIDER (SCHNEIDER CAPITAL MANAGEMENT – VALUE): Arch Coal is the second-largest coal miner in the U.S., producing low-sulfur coal from its mines in the western U.S. and the Central Appalachia region. The U.S. coal market seems to have turned the corner after high inventory levels sparked a precipitous drop in coal prices in 2006. Domestic inventories are about to decline and global demand for coal is growing rapidly. Coal prices are strengthening globally, and Arch will benefit greatly from tighter conditions since much of its 2008 production and most of its 2009 output is not under contract and will therefore be able to be sold at hoped-for higher prices. The stock has had quite a run-up since mid-summer 2007, but we believe it is still undervalued.

KATZ (MATRIX ASSET ADVISORS – VALUE): We recently initiated a position in McGraw-Hill. The company is a dominant player in the global information services business and services the education, finance, general business, construction and medical markets. Because of the role of its Standard & Poor’s division in rating new and existing securities, the slowdown in fixed income markets, as well as concerns about the company’s role in the CDO and subprime mortgage crisis, McGraw-Hill’s stock has sold off from the $70 per share level to the mid to low $40s. Consequently, a company that normally sells above a 20 price/earnings ratio is now at about a 14 price/earnings ratio.

McGraw-Hill’s businesses are strong and its intermediate and long-term outlook is as positive as ever. The market’s obsession with the next month or quarter has created an opportunity to own a world class franchise at a great price. Again, it’s a case of extreme volatility creating extraordinary opportunity.

Many thanks for the insightful comments. No doubt 2008 will be an interesting year and it will be interesting to see where we are a year hence.

LIBERTY ALL-STAR® EQUITY FUND

AUTOMATIC DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (UNAUDITED)

Under the Fund’s Automatic Dividend Reinvestment and Cash Purchase Plan (the “Plan”), shareholders may elect to participate and have all their Fund dividends and distributions automatically reinvested by Computershare Trust Company, N.A., as agent for participants in the Plan (the “Plan Agent”), in additional shares of the Fund. For further information and enrollment forms, call Investor Assistance at 1-800-LIB-FUND (1-800-542-3863) weekdays between 9 a.m. and 5 p.m. Eastern Time.

Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee can participate in the Plan only if their brokerage firm, bank or nominee is able to do so on their behalf. Shareholders participating in the Plan through a brokerage firm may not be able to transfer their shares to another brokerage firm and continue to participate in the Plan.

Under the Plan, distributions declared payable in shares or cash at the option of shareholders are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Distributions declared payable only in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices. If, prior to the Plan Agent’s completion of such open market purchases, the market price of a share equals or exceeds its net asset value, the remainder of the distribution will be paid in newly issued shares valued at net asset value (but not at a discount of more than 5% from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

Participants in the Plan have the option of making additional cash payments in any amount on a monthly basis for investment in shares of the Fund purchased on the open market. These voluntary cash payments will be invested on or shortly after the 15th day of each calendar month, and voluntary payments should be sent so as to be received by the Plan Agent no later than five business days before the next investment date. Barring suspension of trading, voluntary cash payments will be invested within 45 days of receipt. A participant may withdraw a voluntary cash payment by written notice received by the Plan Agent at least 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There is no charge to participants for reinvesting distributions pursuant to the Plan. The Plan Agent’s fees are paid by the Fund. There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions declared payable in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions declared payable in cash.

With respect to purchases from voluntary cash payments, the Plan Agent will charge $1.25 for each such purchase for a participant, plus a pro rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of shares for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, as the Plan Agent will be purchasing shares for all participants in blocks and prorating the lower commission thus attainable.

Shareholders may terminate their participation in the Plan by written notice to the Plan Agent, Computer share Trust Company, N.A., P. O. Box 43078, Providence, RI 02940-3078. Such termination will be effective immediately if receivednot less than 10 days prior to the record date for a dividend or distribution; otherwise it will be effective on the first business day after the payment date of such dividend or distribution. On termination, participants may either have certificates for the Fund shares in their Plan accounts delivered to them or have the Plan Agent sell such shares in the open market and deliver the proceeds, less a $2.50 fee plus brokerage commissions, to the participant.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan.

LIBERTY ALL-STAR® EQUITY FUND

INVESTMENT GROWTH

December 31, 2007

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the growth of a $10,000 investment assuming the purchase of shares of beneficial interest at the closing market price (NYSE: USA) of $6.00 on December 31, 1987, and tracking its progress through December 31, 2007. For certain information, it also assumes that a shareholder exercised all primary rights in the Fund’s rights offerings (see below). This graph covers the period since the Fund commenced its 10 percent distribution policy in 1988.

The growth of the investment assuming all distributions were received in cash and not reinvested back into the Fund. The value of the investment under this scenario grew to $47,550 (includes the December 31, 2007 value of the original investment of $11,750, plus distributions during the period of $35,800 and tax credits on retained capital gains of $1,117).

The additional value realized through reinvestment of all distributions and tax credits. The value of the investment under this scenario grew to $99,910.

The additional value realized through full participation in all the rights offerings under the terms of each offering. The value of the investment under this scenario grew to $128,174 excluding the cost to fully participate in all the rights offerings under the terms of each offering which was $49,966.

Past performance cannot predict future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

LIBERTY ALL-STAR® EQUITY FUND

TABLE OF DISTRIBUTIONS AND RIGHTS OFFERINGS

		RIGHTS OFFERINGS
YEAR	PER SHARE DISTRIBUTIONS	MONTH COMPLETED	SHARES NEEDED TO PURCHASE ONE ADDITIONAL SHARE		SUBSCRIPTION PRICE	TAX CREDITS*
1988	$0.64
1989	0.95
1990	0.90
1991	1.02
1992	1.07	April	10		$10.05
1993	1.07	October	15		10.41	$0.18
1994	1.00	September	15		9.14
1995	1.04
1996	1.18	0.13
1997	1.33	0.36
1998	1.40	April	20		12.83
1999	1.39
2000	1.42
2001	1.20
2002	0.88	May	10		8.99
2003	0.78
2004	0.89	July	10	*	8.34
2005	0.87
2006	0.88
2007	0.90	December	10		6.51

*                            The Fund’s net investment income and net realized capital gains exceeded the amount to be distributed under the Fund’s 10 percent distribution policy. In each case, the Fund elected to pay taxes on the undistributed income and passed through a proportionate tax credit to shareholders.

**       The number of shares offered was increased by an additional 25% to cover a portion of the over-subscription requests.

DISTRIBUTION POLICY

Liberty All-Star Equity Fund’s current policy, in effect since 1988, is to pay distributions on its shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the fund’s net investment income or net realized capital gains or losses and may be taxed as ordinary income up to the amount of the fund’s current and accumulated earnings and profits. If, for any calendar year, the total distributions made under the 10 percent pay-out policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the 10 percent pay-out policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess. The Fund retained such excess gains in 1993, 1996 and 1997.

LIBERTY ALL-STAR® EQUITY FUND

TOP 20 HOLDINGS AND ECONOMIC SECTORS

December 31, 2007

TOP 20 HOLDINGS*	PERCENT OF NET ASSETS
Microsoft Corp.	2.14%
Freddie Mac	2.09
Schlumberger Ltd.	1.86
Dell, Inc.	1.71
Wal-Mart Stores, Inc.	1.68
Fannie Mae	1.67
Citigroup, Inc.	1.63
Consol Energy, Inc.	1.62
Annaly Capital Management, Inc.	1.54
Arch Coal, Inc.	1.48
QUALCOMM, Inc.	1.48
General Electric Co.	1.45
Salesforce.com, Inc.	1.44
Johnson & Johnson	1.41
Google, Inc., Class A	1.38
Amazon.com, Inc.	1.29
Teva Pharmaceutical Industries Ltd.	1.27
Intel Corp.	1.26
Pfizer, Inc.	1.21
Bank of America Corp.	1.21
30.82%

ECONOMIC SECTORS*	PERCENT OF NET ASSETS
Information Technology	21.08%
Financials	20.00
Health Care	13.65
Industrials	11.81
Consumer Discretionary	9.78
Energy	8.99
Consumer Staples	5.11
Materials	2.14
Utilities	1.75
Telecommunication Services	0.87
Other Net Assets	4.82
100.00%

*                            Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

LIBERTY ALL-STAR® EQUITY FUND

MAJOR STOCK CHANGES IN THE FOURTH QUARTER

The following are the major ($6.0 million or more) stock changes-both purchases and sales-that were made in the Fund’s portfolio during the fourth quarter of 2007.

SECURITY NAME	PURCHASES (SALES)	SHARES AS OF 12/31/07

PURCHASES

Aetna, Inc.	179,500	179,500
Berkshire Hathaway, Inc.	48	48
Dell, Inc.	306,300	1,003,725
Freddie Mac	506,725	884,925
Intel Corp.	299,300	684,300
JP Morgan Chase & Co.	139,650	330,650
Microsoft Corp.	233,050	865,925
PepsiCo, Inc.	111,000	111,000
Procter & Gamble Co.	98,400	98,400
Wachovia Corp.	211,100	211,100

SALES

America Movil S.A.	(232,300)	—
Cisco Systems, Inc.	(380,700)	283,900
Commerce Bancorp, Inc.	(332,210)
Countrywide Financial Corp.	(530,355)	192,875
EMC Corp.	(585,900)	—
Exxon Mobil	(119,500)	—
The Gap, Inc.	(311,900)	190,100
IBM Corp.	(101,400)	—
Oracle Corp.	(455,900)	325,325

LIBERTY ALL-STAR® EQUITY FUND

SCHEDULE OF INVESTMENTS

as of December 31, 2007

	SHARES	MARKET VALUE

COMMON STOCKS (95.18%)

CONSUMER DISCRETIONARY (9.78%)
Auto Components (0.47%)
Magna International, Inc., Class A	67,575	$5,435,057
Visteon Corp. (a)	303,925	1,334,231
		6,769,288
Hotels, Restaurants & Leisure (1.77%)
Carnival Corp.	66,050	2,938,565
Las Vegas Sands Corp. (a)	91,290	9,407,434
McDonald’s Corp.	224,300	13,213,513
		25,559,512
Household Durables (1.20%)
Centex Corp.	259,425	6,553,076
NVR, Inc. (a)	7,450	3,903,800
Whirlpool Corp.	83,325	6,801,820
		17,258,696
Internet & Catalog Retail (1.29%)
Amazon.com, Inc.(a)	201,380	18,655,843

Media (2.63%)
Comcast Corp., Class A (a)	540,000	9,784,800
Liberty Media Corp., Capita Group, Series A (a)	51,979	6,055,034
The McGraw-Hill Cos., Inc.	110,000	4,819,100
Time Warner, Inc.	642,000	10,599,420
XM Satellite Radio Holdings, Inc., Class A(a)	544,150	6,660,396
		37,918,750
Specialty Retail (2.42%)
Chico’s FAS, Inc. (a)	119,825	1,082,020
The Gap, Inc.	190,100	4,045,328
Home Depot, Inc.	308,425	8,308,969
Office Depot, Inc. (a)	287,000	3,992,170
Staples, Inc.	393,550	9,079,198
The TJX Companies, Inc.	294,200	8,452,366
		34,960,051
CONSUMER STAPLES (5.11%)
Beverages (1.41%)
The Coca-Cola Co.	194,100	11,911,917
PepsiCo, Inc.	111,000	8,424,900
		20,336,817
Food & Staples Retailing (2.22%)
CVS Caremark Corp.	143,500	5,704,125
Walgreen Co.	53,000	2,018,240
Wal-Mart Stores, Inc.	510,475	24,262,877
		31,985,242

See Notes to Schedule of Investments and Financial Statements

Food Products (0.69%)
Archer-Daniels-Midland Co.	4,100	$190,363
Kraft Foods, Inc.	174,575	5,696,382
Sara Lee Corp.	120,296	1,931,954
Tyson Foods, Inc., Class A	136,675	2,095,228
		9,913,927
Household Products (0.79%)
Colgate-Palmolive Co.	53,800	4,194,248
Procter & Gamble Co.	98,400	7,224,528
		11,418,776
ENERGY (8.99%)
Energy Equipment & Services (2.61%)
National Oilwell Varco, Inc. (a)	41,800	3,070,628
Schlumberger Ltd.	272,830	26,838,287
Transocean, Inc.	53,599	7,672,697
		37,581,612
Oil, Gas & Consumable Fuels (6.38%)
Arch Coal, Inc.	476,350	21,402,406
BP PLC(b)	85,979	6,291,083
Cameco Corp.	81,725	3,253,472
Chevron Corp.	120,000	11,199,600
ConocoPhillips	140,000	12,362,000
Consol Energy, Inc.	327,650	23,433,528
Devon Energy Corp.	116,000	10,313,560
Massey Energy Co.	106,575	3,810,056
		92,065,705
FINANCIALS (20.00%)
Capital Markets (2.18%)
Lehman Brothers Holdings, Inc.	96,600	6,321,504
Merrill Lynch & Co., Inc.	182,000	9,769,760
Morgan Stanley	288,800	15,338,168
		31,429,432
Commercial Banks (0.97%)
Comerica, Inc.	128,675	5,601,223
National City Corp.	27,375	450,593
Wachovia Corp.	211,100	8,028,133
		14,079,949
Consumer Finance (0.79%)
Capital One Financial Corp.	179,425	8,479,626
Discover Financial Services LLC	188,537	2,843,138
		11,322,764

See Notes to Schedule of Investments and Financial Statements

Diversified Financial Services (4.63%)
Bank of America Corp.	421,650	$17,397,279
Citigroup, Inc.	798,725	23,514,464
IntercontinentalExchange, Inc. (a)	59,400	11,434,500
JPMorgan Chase & Co.	330,650	14,432,873
		66,779,116
Insurance (5.39%)
The Allstate Corp.	182,500	9,531,975
American International Group, Inc.	204,450	11,919,435
Berkshire Hathaway, Inc., Class A(a)	48	6,796,800
Fidelity National Financial, Inc.	507,450	7,413,845
Genworth Financial, Inc., Class A	262,383	6,677,647
MetLife, Inc.	40,225	2,478,664
The Progressive Corp.	582,020	11,151,503
RenaissanceRe Holdings Ltd.	69,450	4,183,668
Torchmark Corp.	138,750	8,398,537
Unum Group	68,400	1,627,236
XL Capital Ltd., Class A	149,025	7,497,448
		77,676,758
Real Estate Investment Trusts (1.89%)
Annaly Capital Management, Inc.	1,218,725	22,156,420
iStar Financial, Inc.	28,275	736,564
Redwood Trust, Inc.	127,775	4,375,016
		27,268,000
Thrifts & Mortgage Finance (4.15%)
Countrywide Financial Corp.	192,875	1,724,302
Freddie Mac	884,925	30,149,395
Fannie Mae	601,916	24,064,602
The PMI Group, Inc.	111,400	1,479,392
Washington Mutual, Inc.	180,500	2,456,605
		59,874,296
HEALTH CARE (13.65%)
Biotechnology (2.22%)
Amgen, Inc.(a)	113,575	5,274,423
Cephalon, Inc.(a)	86,300	6,192,888
Genentech, Inc.(a)	118,600	7,954,502
Genzyme Corp.(a)	170,400	12,684,576
		32,106,389
Health Care Equipment & Supplies (2.93%)
Baxter International, Inc.	161,100	9,351,855
Becton Dickinson & Co.	48,200	4,028,556
Boston Scientific Corp. (a)	167,925	1,952,968
Covidien Ltd.	299,800	13,278,142
Stryker Corp.	79,300	5,925,296
Varian Medical Systems, Inc. (a)	150,400	7,844,864
		42,381,681

See Notes to Schedule of Investments and Financial Statements

Health Care Providers & Services (2.85%)
Aetna, Inc.	179,500	$10,362,535
AmerisourceBergen Corp.	108,763	4,880,196
Express Scripts, Inc. (a)	127,500	9,307,500
Medco Health Solutions, Inc. (a)	43,600	4,421,040
Omnicare, Inc.	233,800	5,332,978
WellPoint, Inc. (a)	76,900	6,746,437
		41,050,686
Health Care Technology (0.34%)
Cerner Corp. (a)	86,932	4,902,965

Pharmaceuticals (5.31%)
Bristol-Myers Squibb Co.	198,775	5,271,513
Johnson & Johnson	304,450	20,306,815
Pfizer, Inc.	770,200	17,506,646
Schering-Plough Corp.	210,200	5,599,728
Teva Pharmaceutical Industries Ltd. (b)	394,400	18,331,712
Wyeth	215,000	9,500,850
		76,517,264
INDUSTRIALS (11.81%)
Aerospace & Defense (4.96%)
The Boeing Co.	55,425	4,847,470
Bombardier, Inc., Class (a)	1,078,500	6,512,853
General Dynamics Corp.	94,500	8,409,555
Honeywell International, Inc.	133,600	8,225,752
L-3 Communications Holdings, Inc.	25,300	2,680,282
Lockheed Martin Corp.	99,700	10,494,422
Northrop Grumman Corp.	72,750	5,721,060
Precision Castparts Corp.	45,200	6,269,240
Rockwell Collins, Inc.	103,100	7,420,107
United Technologies Corp.	144,400	11,052,376
		71,633,117
Air Freight & Logistics (1.31%)
C.H. Robinson Worldwide, Inc	208,068	11,260,640
Expeditors International Washington, Inc.	170,890	7,635,365
		18,896,005
Industrial Conglomerates (2.74%)
3M Co.	108,800	9,174,016
General Electric Co.	563,100	20,874,117
Tyco International Ltd.	238,000	9,436,700
		39,484,833
Machinery (2.40%)
Danaher Corp.	51,000	4,474,740
Deere & Co.	153,500	14,293,920
Navistar International Corp. (a)	292,033	15,828,189
		34,596,849

See Notes to Schedule of Investments and Financial Statements

Road & Rail (0.40%)
CSX Corp.	73,200	$3,219,336
J.B. Hunt Transport Services, Inc.	91,250	2,513,937
		5,733,273
INFORMATION TECHNOLOGY (21.08%)
Communications equipment (3.92%)
Alcatel-Lucent (b)	1,783,548	13,055,571
Cisco Systems, Inc. (a)	283,900	7,685,173
Motorola, Inc.	145,625	2,335,825
Nokia Corp. (b)	319,200	12,254,088
QUALCOMM, Inc.	540,800	21,280,480
		56,611,137
Computers & Peripherals (2.90%)
Dell, Inc. (a)	1,003,725	24,601,300
Hewlett-Packard Co.	267,600	13,508,448
Network Appliance, Inc. (a)	148,615	3,709,430
		41,819,178
Electronic Equipment & Instruments (1.14%)
AU Optronics Corp. (b)	559,318	10,738,898
Celestica, Inc. (a)	334,050	1,937,490
Tyco Electronics Ltd.	103,250	3,833,673
		16,510,061
Internet Software & Services (2.66%)
eBay, Inc. (a)	327,200	10,859,768
Google, Inc., Class A (a)	28,700	19,845,476
VeriSign, Inc. (a)	204,095	7,676,013
		38,381,257
IT Services (1.59%)
Affiliated Computer Services, Inc., Class A (a)	176,350	7,953,385
BearingPoint, Inc. (a)	672,405	1,902,906
Computer Sciences Corp. (a)	20,000	989,400
The Western Union Co.	498,000	12,091,440
		22,937,131
Semiconductors & Semiconductor Equipment (3.04%)
Analog Devices, Inc.	290,000	9,193,000
Intel Corp.	684,300	18,243,438
International Rectifier Corp. (a)	133,053	4,519,810
Novellus Systems, Inc. (a)	315,300	8,692,821
Qimonda AG (a)(b)	225,700	1,613,755
Taiwan Semiconductor Manufacturing Co. Ltd. (b)	160,000	1,593,600
		43,856,424

See Notes to Schedule of Investments and Financial Statements

Software (5.83%)
Autodesk, Inc. (a)	250,860	$12,482,794
CA, Inc.	256,675	6,404,041
Microsoft Corp.	865,925	30,826,930
Oracle Corp. (a)	325,325	7,345,839
salesforce.com, Inc. (a)	332,200	20,825,618
Symantec Corp. (a)	382,000	6,165,480
		84,050,702
MATERIALS (2.14%)
Chemicals (1.29%)
Cytec Industries, Inc.	33,475	2,061,390
Potash Corp. of Saskatchewan, Inc.	65,700	9,458,172
Praxair, Inc.	80,300	7,123,413
		18,642,975

Metals & Mining (0.85%)
Allegheny Technologies, Inc.	141,700	12,242,880

TELECOMMUNICATION SERVICES (0.87%)
Wireless Telecommunication Services (0.87%)
Mobile TeleSystems OJSC (b)	102,700	10,453,833
Sprint Nextel Corp.	159,925	2,099,815
		12,553,648

UTILITIES (1.75%)
Electric Utilities (1.03%)
Reliant Energy, Inc. (a)	564,425	14,810,512

Multi-Utilities (0.72%)
Sempra Energy	81,250	5,027,750
Wisconsin Energy Corp., Series C	110,200	5,367,842
		10,395,592

TOTAL COMMON STOCKS (Cost of $1,295,548,396)		1,372,969,093

EXCHANGE TRADED FUNDS (0.25%)

EXCHANGE TRADED FUNDS
iShares Russell 1000 Value Index Fund (Cost of $3,685,442)	44,800	3,599,680

See Notes to Schedule of Investments and Financial Statements

LIBERTY ALL-STAR® EQUITY FUND

SCHEDULE OF INVESTMENTS

as of December 31, 2007

	PAR VALUE	MARKET VALUE

INVESTMENTS (6.64%)
REPURCHASE AGREEMENT (6.64%)
Repurchase agreement with State Street Bank & Trust Co., dated 12/31/07, due 01/02/08 at 3.00%, collateralized by several U.S. Treasury Bonds with various maturity dates, market value of $97,692,946 (Repurchase proceeds of $95,796,943) (Cost of $95,773,000)	$95,773,000	$95,773,000

TOTAL INVESTMENTS (102.07%) (Cost of $1,394,967,519) (c)		1,472,341,773

LIABILITIES IN EXCESS OF OTHER ASSETS (-2.07%)		(29,796,034)
NET ASSETS (100.00%)		$1,442,545,739
NET ASSET VALUE PER SHARE (178,677,459 SHARES OUTSTANDING)		$8.07

Notes to Schedule of Investments:

(a)                     Non-income producing security.

(b)                    American Depositary Receipt.

(c)                     Cost of investments for federal income tax purposes is $1,405,356,973.

Gross unrealized appreciation and depreciation based on cost of investments and foreign currency for federal income tax purposes at December 31, 2007 is as follows:

Gross unrealized appreciation	$202,435,237
Gross unrealized depreciation	(135,450,437)
Net unrealized appreciation	$66,984,800

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

See Notes to Financial Statements

LIBERTY ALL-STAR® EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS:

Investments at market value (cost $1,394,967,519)	$1,472,341,773
Cash	3,246
Receivable for investments sold	333,361
Dividends and interest receivable	1,423,411
Prepaid and other assets	2,144

TOTAL ASSETS	1,474,103,935

LIABILITIES:

Payable for investments purchased	8,452,955
Distributions payable to shareholders	21,338,111
Investment advisory fee payable	811,899
Payable for administrative, pricing and bookkeeping fees	207,710
Accrued expenses for offering costs	450,000
Accrued expenses	297,521

TOTAL LIABILITIES	31,558,196

NET ASSETS	$1,442,545,739

NET ASSETS REPRESENTED BY:

Paid-in capital (unlimited number of shares of benefical interest without par value authorized; 178,677,459 shares outstanding)	$1,377,288,241
Accumulated net realized loss on investments and foreign currency transactions	(12,116,756)
Net unrealized appreciation on investments and foreign currency translations	77,374,254

TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF BENEFICIAL INTEREST ($8.07 PER SHARE)	$1,442,545,739

See Notes to Financial Statements

LIBERTY ALL-STAR® EQUITY FUND

STATEMENT OF OPERATIONS

INVESTMENT INCOME:
Dividends		$21,411,044
Interest		2,632,455

TOTAL INVESTMENT INCOME (NET OF FOREIGN TAXES WITHHELD AT SOURCE WHICH AMOUNTED TO $67,964)		24,043,499

EXPENSES:
Investment advisory fee	$9,765,812
Administrative fee	2,441,130
Pricing and bookkeeping fees	181,501
Audit fees	52,120
Custodian fee	117,006
Legal fees	104,986
NYSEfee	152,939
Transfer agent fees	148,531
Shareholder communication expenses	254,652
Trustees’ fees and expenses	244,738
Insurance expense	72,026
Miscellaneous expenses	29,994

TOTAL EXPENSES		13,565,435

CUSTODY EARNINGS CREDIT		(7,559)

NET EXPENSES		13,557,876

NET INVESTMENT INCOME		10,485,623

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on:
Investments	129,100,211
Foreign currency transactions	159,729

Net realized gain on investment transactions and foreign currency		129,259,940

Net unrealized appreciation on investments and foreign currency:
Beginning of year	156,123,347
End of year	77,374,254
Net change in unrealized appreciation		(78,749,093)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$60,996,470

See Notes to Financial Statements

LIBERTY ALL-STAR® EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006

OPERATIONS:

Net investment income	$10,485,623	$5,752,110
Net realized gain on investment transactions and foreign currency	129,259,940	124,743,447
Net change in unrealized appreciation	(78,749,093)	(7,579,082)
Net increase in net assets resulting from operations	60,996,470	122,916,475

DISTRIBUTIONS DECLARED FROM:

Net investment income	(10,481,845)	(5,753,686)
Net realized gain on investments	(130,484,791)	(124,889,788)
Tax return of capital to shareholders	(1,325,845)	(5,402,964)
Total distributions	(142,292,481)	(136,046,438)

CAPITAL TRANSACTIONS:

Proceeds from rights offering, net of offering cost	104,153,923	—
Dividend reinvestments	47,921,780	16,734,378
Net increase in net assets derived from capital share transaction	152,075,703	16,734,378
Total increase in net assets	70,779,692	3,604,415

NET ASSETS:

Beginning of year	1,371,766,047	1,368,161,632
End of year	$1,442,545,739	$1,371,766,047

See Notes to Financial Statements

LIBERTY ALL-STAR® EQUITY FUND

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2007	2006	2005	2004	2003

PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$8.76	$8.85	$9.30	$9.13	$7.14
Income from Investment Operations:
Net investment income	0.07	0.04	0.02	0.02	0.01
Net realized and unrealized gainon investments and foreign currency	0.31	0.75	0.40	1.09	2.76
Total from Investment Operations	0.38	0.79	0.42	1.11	2.77
Less Distributions from:
Net investment income	(0.07)	(0.04)	(0.02)	(0.02)	(0.01)
Net realized gain	(0.82)	(0.81)	(0.56)	(0.66)	(0.30)
Tax return of capital	(0.01)	(0.03)	(0.29)	(0.21)	(0.47)
Total Distributions	(0.90)	(0.88)	(0.87)	(0.89)	(0.78)
Change due to rights offering (a)	(0.17)	—	—	(0.05)	—
Total Distributions and Rights Offering	(1.07)	(0.88)	(0.87)	(0.94)	(0.78)
Net asset value at end of year	$8.07	$8.76	$8.85	$9.30	$9.13
Market price at end of year	$7.05	$8.29	$8.28	$9.56	$9.46
TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (b)
Based on net asset value	5.3%	10.4%	5.0%	13.0%	40.7%
Based on market price	(2.8)%	11.7%	(4.4)%	12.1%	56.7%
RATIO AND SUPPLEMENTAL DATA:
Net assets at end of year (millions)	$1,443	$1,372	$1,368	$1,372	$1,153
Ratio of expenses to average net assets (c)	0.98%	1.01%	0.99%	1.01%	1.04%
Ratio of net investment income toaverage net assets (c)	0.76%	0.43%	0.20%	0.20%	0.11%
Portfolio turnover rate	74%	72%	46%	57%	64%

(a)                     Effect of All-Star’s rights offerings for shares at a price below net asset value.

(b)                    Calculated assuming all distributions reinvested at actual reinvestment price and all primary rights in the Fund’s rights offering were exercised.

(c)                     The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

See Notes to Financial Statements

LIBERTY ALL-STAR® EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2007

NOTE 1. ORGANIZATION

Liberty All-Star Equity Fund (the “Fund”) is a Massachusetts business trust registered under the Investment Company Act of 1940 (the “Act”), as amended, as a diversified, closed-end management investment company.

Investment Goal

The Fund seeks total investment return comprised of long-term capital appreciation and current income through investing primarily in a diversified portfolio of equity securities.

Fund Shares

The Fund may issue an unlimited number of shares of beneficial interest.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ, which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the counter markets.

Debt securities generally are valued by pricing services approved by the Fund’s Board of Trustees (the “Board”), based upon market transactions for normal, institutionalsize trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Short-term debt obligations maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures approved by and under the general supervision of the Board.

Foreign Securities

The Fund invests in foreign securities which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

Security Transactions

Security are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purpose.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (REIT’s). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

LIBERTY ALL-STAR® EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2007

Federal Income Tax Status

Consistent with the Fund’s policy to qualify as a regulated investment company and to distribute all of its taxable income to shareholders, no federal income tax has been accrued.

Distributions to Shareholders

The Fund currently has a policy of paying distributions on its shares of beneficial interest totaling approximately 10% of its net asset value per year. The distributions are payable in four quarterly distributions of 2.5% of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Trustees and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Recent Accounting pronouncements

Effective January 1, 2007, the Fund adopted FASB Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes,” which requires that the financial statement effects of a tax position taken or expected to be taken in a tax return be recognized in the financial statements when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. Management has concluded that the Fund has taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of FIN 48. The Fund files income tax returns in the U.S. federal jurisdiction and the State of Colorado. The statute of limitations on the Fund’s federal tax return filings remains open for the years ended December 31, 2004 through December 31, 2007. The Fund’s Colorado tax return filings remain open for the years ended December 31, 2006 through December 31, 2007. To our knowledge there are no federal or Colorado income tax returns currently under examination.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has begun to evaluate the impact the application of SFAS 157 will have on the Fund’s financial statement disclosures.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2007, permanent book and tax basis differences resulting primarily from differing treatments for net operating losses and prior year excess distributions were identified and reclassified among the components of the Fund’s net assets as follows:

Accumulated Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
($3,778)	$18,805	($15,027)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

Classification of Distributions to Shareholders

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Funds.

The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

	12/31/07	12/31/06
Distributions paid from: Ordinary income	$45,925,877	$13,728,960
Long-term capital gain	95,044,046	116,914,514
	140,969,923	130,643,474
Return of capital	—	3,477,453
	$140,969,923	$134,120,927

LIBERTY ALL-STAR® EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2007

The fund intends to defer to its fiscal year ending December 31, 2008 approximately $1,727,302 of losses recognized during the period from November 1, 2007 to December 31, 2007.

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Long Term Capital Losses	Net Unrealized Appreciation
($1,727,302)	$66,984,800

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory fee

ALPS Advisers, Inc. (“AAI”) serves as the investment adviser to the Fund. AAI receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.800%
Next $400 million	0.720%
Next $400 million	0.648%
Over $1.2 billion	0.584%

Under Portfolio Management Agreements, AAI pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they managed. The portfolio management fee is paid from the investment advisory fees collected by AAI and is based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.400%
Next $400 million	0.360%
Next $400 million	0.324%
Over $1.2 billion	0.292%

Administration, Pricing and Bookkeeping Fees

ALPS Fund Services, Inc. (“ALPS”) provides administrative and other services to the Fund for a monthly administration fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.200%
Next $400 million	0.180%
Next $400 million	0.162%
Over $1.2 billion	0.146%

In addition, ALPS provides pricing and bookkeeping services to the Fund for an annual fee consisting of: (i) $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month; and (ii) a multi-manager fee based on the number of portfolio managers; provided that during any 12-month period, the aggregate amount of (i) shall not exceed $140,000 (exclusive of out-of-pocket expenses and charges).

The Fund also reimburses ALPS for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by ALPS in connection with providing fund accounting oversight and monitoring and certain other services.

Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers

All officers of the Fund are employees of AAI or its affiliates, and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

NOTE 5. PORTFOLIO INFORMATION

Purchases and Sales of Securities

For the year ended December 31, 2007, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $993,311,472 and $991,547,081, respectively.

NOTE 6. CAPITAL TRANSACTIONS

In a rights offering commencing November 13, 2007, shareholders exercised rights to purchase 16,068,191 shares at $6.51 per share for proceeds, net of expenses, of $104,153,923. During the years ended December 31, 2007 and December 31, 2006, distributions in the amount of $47,921,780 and $16,734,378, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 5,939,450 and 2,071,594 shares, respectively.

LIBERTY ALL-STAR® EQUITY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF LIBERTY ALL-STAR® EQUITY FUND:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Liberty All-Star® Equity Fund (the “Fund”), as of December 31, 2007, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets of the Fund for the year ended December 31, 2006 and the financial highlights of the Fund for each of the four years in the period ended December 31, 2006, were audited by other auditors whose report, dated February 20, 2007, expressed an unqualified opinion on the statement of changes in net assets and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Liberty All-Star® Equity Fund as of December 31, 2007, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Denver, Colorado
February 25, 2008

LIBERTY ALL-STAR® EQUITY FUND

TAX INFORMATION (UNAUDITED)

All 2007 distributions whether received in cash or shares of the Fund consist of the following:

(1) ordinary dividends and

(2) long-term capital gains

The table below details the breakdown of each 2007 distribution for federal income tax purposes.

TAX STATUS OF 2007 DISTRIBUTIONS

	AMOUNT	ORDINARY DIVIDENDS		LONG-TERM CAPITAL	RETURN OF
DATE PAID	PER SHARE	QUALIFIED	NON-QUALIFIED	GAINS	CAPITAL

1/02/07*	$0.22	13.79%	18.79%	67.42%	—
3/19/07	$0.23	13.79%	18.79%	67.42%	—
6/25/07	$0.23	13.79%	18.79%	67.42%	—
9/24/07	$0.22	13.79%	18.79%	67.42%	—
1/02/08**	$0.22	—	—	—	—

*                      Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported in the Form 1099-DIV for 2007.

**               Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported in the Form 1099-DIV for 2008.

TAX DESIGNATIONS

The Fund designates the following amounts for the fiscal year ended December 13, 2007:

Qualified Dividend Income	42.33%

Corporate Dividends Received Deduction	39.45%

LIBERTY ALL-STAR® EQUITY FUND

TRUSTEES AND OFFICERS

The names of the Trustees and Officers of the Liberty All-Star Equity Fund, the date each was first elected or appointed to office, their term of office, their principal business occupations and other directorships they have held during at least the last five years, are shown below.

DISINTERESTED TRUSTEES

NAME AND ADDRESS*	POSITION WITH EQUITY FUND, LENGTH OF SERVICE AND TERM OF OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD
John A. Benning (Age 73)	Trustee Since 2002; Term expires 2008	Retired since December, 1999; Senior Vice President, General Counsel and Secretary, Liberty Financial Companies Inc. (July, 1985 to December, 1999);	2	Director, Liberty All-Star Growth Fund (since 2002).

Thomas W. Brock (Age 60)	Trustee Since 2005; Term expires 2009	CEO, StoneHarbor Investment Partners LP (since April 2006); Adjunct Professor, Columbia University - Director, Graduate School of Business (since September, 1998).	2	Director, Liberty All-Star Growth Fund (since 2005); Director, Columbia Management Multi-Strategy Fund LLC (Hedge Fund); Manager, BACAP Alternative Multi-Strategy Fund LLC

George R. Gaspari (Age 67)	Trustee Since 2006, Term Expires 2010	Financial Services Consultant (since 1996)	2	Trustee and Chairman, The Select Sector SPDR Trust (Since 1999); Director Liberty All-Star Growth Fund (since 2006).

Richard W. Lowry (Age 71)	Trustee and Chairman Since 1994; Term Expires 2010	Private Investor since 1987	2	Director and Chairman, Liberty All-Star Growth Fund (since 1986); Trustee, Columbia Fund Complex (81 Portfolios.)

John J. Neuhauser (Age 64)	Trustee Since 1998; Term Expires 2009	President, St. Michael’s College (since August 2007); University Professor December 2005-2007, Boston College (formerly Academic Vice President and Dean of Faculties, from August 1999 to December 2005, Boston College).	2	Director, Liberty All-Star Growth Fund (since 1998); Trustee, Columbia Fund Complex (81 Portfolios.)

Richard C. Rantzow (Age 69)	Trustee Since 2006, Term expires 2008	Chairman of the Board of First Funds (from 1992 to July 2006)	2	Director, Clough Global Allocation Fund (since 2004), Clough Global Equity Fund (since 2005) and Clough Global opportunities Fund (since 2006); Director, Liberty All-Star Growth Fund (since 2006).

*                            The address for all Trustee and Officers is: c/o ALPS Advisers, Inc., 1290 Broadway, Suite 1100; Denver, CO 80203.

INTERESTED TRUSTEES

NAME AND ADDRESS*	POSITION WITH EQUITY FUND, LENGTH OF SERVICE AND TERM OF OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD
Edmund J. Burke (Age 46)**	Trustee Since 2006, Term expires (since 2009)	President and a Director of ALPS Holdings, Inc. (since 2005), ALPS Advisers (since 2001), ALPS Distributors, Inc. (since 2000) and ALPS .(since 2000); President and a Director of ALPS Financial Services, Inc. (1991-2005).	2

President, Financial Investors Trust (since 2001); President Reaves Utility Income Fund (since 2004); President Financial Investors variable Trust (since 2006); Trustee and President, Clough Global Allocation Fund (Trustee since 2006, President since 2004); Trustee and President, Clough Global Equity Fund (Trustee since 2006, President since 2005); Trustee and President Clough Global Opportunities Fund (since 2006); Director Liberty All-Star Growth fund (since 2006).

OFFICERS

NAME AND ADDRESS*	POSITION WITH EQUITY FUND	YEAR FIRST ELECTED OR APPOINTED TO OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
William R. Parmentier, Jr. (Age 55)	President	1999

Chief Investment Officer, ALPS Advisers, Inc. (since 2006); President and Chief Executive Officer of the Liberty All-Star Funds (since April 1999); Senior Vice President (2005-2006), Banc of America Investment Advisors, Inc.

Mark T. Haley, CFA (Age 43)	Senior Vice President	1999	Senior Vice President of the Liberty All-Star Funds (since January 1999). Vice President, ALPS Advisers, Inc. (since 2006); Vice President, Banc of America Investment Advisors (1999-2006).

Edmund J. Burke (Age 46)	Vice President	2006

President and a Director of ALPS (since 2005), President and a Director of ALPS Advisers (since 2001), President and a Director of ALPS Financial Services, Inc. (1991-2005). See above for other Directorships held.

*                      The address for all Trustees and Officers is: c/o ALPS Advisers, Inc., 1290 Broadway, Suite 1100; Denver, CO 80203.

**               Mr. Burke is an “interested person” of the Fund as defined in the Investment Company Act, because he is an officer of ALPS and ALPS Advisers.

OFFICERS (continued)

NAME AND ADDRESS*	POSITION WITH EQUITY FUND	YEAR FIRST ELECTED OR APPOINTED TO OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
Jeremy O. May (Age 37)	Treasurer	2006

Mr. May is a Managing Director of ALPS. Mr. May joined ALPS in 1995. Because of his position with ALPS, Mr. May is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. May is currently the Treasurer of Liberty All-Star Growth Fund, Reaves Utility Income Fund, Clough Global Equity Fund, Clough Global Allocation Fund, Clough Global Opportunities Fund, Financial Investors Trust, and Financial Investors Variable Insurance Trust. Mr. May is also on the Board of Directors, and is Chairman of the Audit Committee, of the University of Colorado Foundation.

Kimberly R. Storms (Age 35)	Assistant Treasurer	2006

Ms. Storms is Director of Fund Administration and Vice- President of ALPS. Ms. Storms joined ALPS in 1998. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Fund as defined under the 1940 Act. Ms. Storms is also Assistant Treasurer of the Liberty All-Star Growth Fund, Clough Global Equity Fund, Clough Global Allocation Fund, Clough Global Opportunities Fund, Reaves Utility Income Fund and Financial Investors Trust and Assistant Secretary of Ameristock Mutual Fund, Inc.

Phillip Perrone (Age 49)	Chief Compliance Officer	2007

Mr. Perrone is Deputy Compliance Officer with ALPS since April 2007. Mr. Perrone was Vice President and CCO for Dividend Capital Realty Income Fund and Dividend Capital Investments, LLC from January 2004 through March 2007. Prior to joining Dividend Capital, Mr. Perrone was a Compliance Manager at OppenheimerFunds, Inc., from 1998-2004. Mr. Perrone serves as CCO for Liberty All-Star Growth Fund, TDAX Independence Funds, since 2007; Stone Harbor Local Markets Income Funds, since 2007; and Bear Stearns Current Yield Fund, since 2007.

Tané T. Tyler (Age 42)	Secretary	2006

Ms. Tyler is General Counsel and Secretary of ALPS. Ms. Tyler joined ALPS in 2004. Secretary, Liberty All-Star Growth Fund since December 2006; Secretary, Reaves Utility Income Fund from December 2004-2007; Secretary, Westcore Funds from February 2005-2007; Secretary, First Funds from November 2004 to January 2007; Secretary, Financial Investors Variable Insurance Trust from December 2004 - December 2006; Vice President and Associate Counsel, Oppenheimer Funds from January 2004 to August 2004; Vice President and Assistant General Counsel, INVESCO Funds from September 1991 to December 2003.

*                      The address for all Officers is: c/o ALPS Advisers, Inc., 1290 Broadway, Suite 1100; Denver, CO 80203.

LIBERTY ALL-STAR® EQUITY FUND

PRIVACY POLICY

This Privacy Policy Notice discloses the privacy policies of the Liberty All-Star Funds, which are advised by ALPS Advisers, Inc. and serviced by ALPS Fund Services, Inc. (the “Companies”). The Companies and the Funds are referred to herein collectively as “we” or “us.”

PROTECTING YOUR PRIVACY IS A TOP PRIORITY

We realize that our ability to offer superior products and services depends on the personal and financial information we collect from you. We value your business and are committed to maintaining your trust. That is why we have made your privacy a top priority.

THE INFORMATION WE HAVE AND WHERE WE GET IT

We collect information about you from a variety of sources, including:

•                       Information we receive from you on applications or other forms, such as your name, address and phone number; your social security number; and your assets, income and other household information;

•                       Information about your other transactions with us, our affiliates or others, such as your account balances and transactions history; and

•                       Information from visitors to our websites provided through online forms, site visitorship data and online information-collecting devices known as “cookies.”

We do not solicit personal or financial information from minors without written parental consent, nor do we knowingly market products and services to minors.

HOW WE USE THIS INFORMATION

We may share all of the information we collect with the Companies as part of the ordinary course of providing financial products and services to you, for the purpose of offering you new products and services to address your financial needs, for product development purposes and as otherwise required or permitted by law.

To assist in our business dealings with you, we may also share this information with companies (other than the Companies) that perform services, including marketing services, on our behalf (such as vendors that package and mail our investor statements and marketing research firms that enhance our ability to market our products and services). We do not share your information with mailing list or direct marketing companies. Thus, the information you provide to us will not result in unwanted solicitations from third-party marketers.

Finally, we may share this information with other entities outside of the Companies for the following purposes, including among others:

•                       To respond to a subpoena or court order, judicial process or regulatory inquiry;

•                       To report suspicious transactions to government agencies and law enforcement officials;

•                       To protect against fraud;

•                       To provide products and services with the consent or the direction of a customer; or

•                       In connection with the proposed or actual sale or merger of all or a portion of a business or operating unit.

Except as described above, and except for information we provide to nonaffiliated third parties as otherwise required or permitted by law, we do not share information about you with nonaffiliated third parties.

SECURITY OF PERSONAL FINANCIAL INFORMATION

We restrict access to information about you to those employees we determine need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards to protect this information.

If you provide information to us via our websites in order to view your account activity or conduct transactions, we use 128-bit SSL encryption security with passwords to ensure a safe transmission of data between you and us. Information you provide is stored and transmitted in a secure environment, accessible only by a select group of people who are given a secure passcode to access the information.

We continuously assess new technology for protecting information and upgrade our systems where appropriate.

IF YOU HAVE ANY QUESTIONS OR CONCERNS ABOUT THIS PRIVACY POLICY NOTICE, PLEASE WRITE TO US AT:

ALPS Advisers, Inc.
Attn: Compliance Department
1290 Broadway, Suite 1100
Denver, CO 80203

FORMER CUSTOMERS

If, for whatever reason, our customer relationship with you ends, we will preserve your information as necessary to comply with applicable laws. The measures we take to protect the privacy of customer information, as described in this Privacy Policy Notice, will continue to apply to you. We also will comply with more restrictive state laws to the extent they apply.

We reserve the right to change this Privacy Policy Notice, and any of the policies described herein, at any time. The examples contained in this Privacy Policy Notice are illustrations; they are not intended to be exclusive.

LIBERTY ALL-STAR® EQUITY FUND

DESCRIPTION OF LIPPER BENCHMARK AND MARKET INDICES

Lipper Large-Cap Core Mutual Fund Average

The average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-Cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Russell 3000® Growth Index

Measures the performance of those Russell 3000 companies with higher price-to-book-ratios and higher forecasted growth values. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 3000® Value Index

Measures the performance of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Index

A representative sample of 500 leading companies in leading industries of the U.S. economy. Focuses on the large-cap segment of the market with over 80% coverage of U.S. equities.

INVESTMENT ADVISER
ALPS Advisers, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
555 Seventeenth Street, Suite 3600
Denver, Colorado 80202

CUSTODIAN
State Street Bank & Trust Company
One Lincoln Street
Boston, Massachusetts 02111

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, Rhode Island 02940-3078
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL
Kirkpatrick & Lockhart
Preston Gates Ellis LLP
1601 K Street, NW
Washington, DC 20006

TRUSTEES
John A. Benning*
Thomas W. Brock*
Edmund J. Burke
George R. Gaspari*
Richard W. Lowry*, Chairman
Dr. John J. Neuhauser*
Richard C. Rantzow*

OFFICERS

William R. Parmentier, Jr., President
Mark T. Haley, CFA, Senior Vice President
Edmund J. Burke, Vice President
Jeremy O. May, Treasurer
Kimberly R. Storms, Assistant Treasurer
Tané T. Tyler, Secretary
Phillip Perrone, Chief Compliance Officer

* Member of the Audit Committee

Annual Certifications — As required, on May 23, 2007, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that, as of such date, he was not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to reports filed with the Securities and Exchange Commission on a quarterly basis on Form N-CSR and Form N-Q.

A description of the Fund’s proxy voting policies and procedures is available (i) on the Securities and Exchange Commission’s website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007 is available from the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is also available at www.all-starfunds.com.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star Equity Fund for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

LAS 000194 2282009

ALPS Advisers, Inc.

Investment Adviser

1290 Broadway Suite 1100

Denver, CO 80203

303-623-2577

www.all-starfunds.com

Item 2. Code of Ethics.

(a)                    The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)                   The registrant’s Board adopted, effective December 10, 2007, a revised code of ethics described in 2(a) above. This revised code of ethics, which is attached as an exhibit hereto, does not differ materially from the code of ethics in effect for the year ended December 31, 2006.

(c)                    During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

Item 3. Audit Committee Financial Expert.

The registrant’s Audit Committee is composed of six of the registrant’s independent directors who are not affiliated with the registrant’s investment adviser. The Board has determined that each of the audit committee members is “financially literate” and that at least one member has “accounting or related financial management expertise” as used in the New York Stock Exchange definitions of the terms.

Under the Sarbanes-Oxley Act, if the Board has not determined that a “financial expert,” a term based on criteria contained in the Sarbanes-Oxley Act, is serving on the audit committee, it must disclose this fact and explain why the committee does not have such an expert. The Board has determined that none of the members of its audit committee meets the technical requirements of the definition. Moreover, it believes that for the following reasons it is not necessary for a registered investment company such as the registrant, with an audit committee that meets the New York Stock Exchange requirements of financial literacy, to have a “financial expert” as a member of the committee.

1.               The financial statements of and accounting principles applying to the registrant are relatively straightforward and transparent compared to those of operating companies. The significant accounting issues are valuation of securities and other assets (regulated under the Investment Company Act of 1940 (the “1940 Act”) and computed daily), accrual of expenses, allocation of joint expenses shared with other entities, such as insurance premiums, and disclosures of all related party transactions. Equally important is a knowledge of the tax laws applying to registered investment companies. None of the accounting issues involving corporate America that have received recent publicity, such as sophisticated derivative transactions and special purpose entities, are present in financial reporting for this registered investment company.

2.               During the years that the registrant has been filing financial reports under the 1940 Act since its inception in 1986 there has never been a requirement for a financial report or statement to be restated.

3.               The current members of the audit committee have many years of aggregate experience serving on this audit committee and/or in the Board’s judgment, through this experience and experience with other public corporation’s financial affairs, they have an understanding of the relevant generally accepted accounting principles governing the registrant’s financial statements, tax laws applying to the registrant, the registrant’s internal accounting controls and audit committee functions necessary to satisfy the objectives of the Sarbanes-Oxley Act with respect to the financial statements, auditing process and internal controls of the registrant.

4.               The audit committee has the capability of employing a consultant who satisfies the technical definition of a “financial expert” and will do so from time to time if circumstances warrant.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2006 and December 31, 2007 are $38,400 and $38,690 respectively.

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2006 and December 31, 2007 are approximately $4,400 and $0 respectively.

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In the fiscal year 2006, Audit-Related Fees include certain agreed-upon procedures performed for semi-annual shareholder reports.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2006 and December 31, 2007 are approximately $5,200 and $3,250 respectively.

Tax Fees in both fiscal years 2006 and 2007 consist primarily of the review of annual tax returns and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2006 and December 31, 2007 are $5,000 and $0 respectively.  In the fiscal year 2006, All Other Fees include the consent to include the financial statements from December 31, 2006 for filing on form N-2 with the Securities and Exchange Commission.

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

None of the amounts described in paragraphs (a) through (d) above were approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. During the fiscal years ended December 31, 2006 and December 31, 2007, there were no Audit-Related Fees, Tax Fees and All Other Fees that were approved for services related directly to the operations and financial reporting of the registrant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with such investment adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the independent accountants.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committees regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant; (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund; and (iii) other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants. Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth in the SEC’s rules relating to pre-approval of non-audit services are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations. That approval acknowledges that each Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2006 and December 31, 2007 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2006 and December 31, 2007 were $0 and $287,500, respectively. ALPS Fund Services Inc.(“AFS”), an entity under common control with the adviser, was billed for SAS 70 services and other compliance related matters.

(h) The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)).

As of December 31, 2006, John A. Benning, Thomas W. Brock, George R. Gaspari, Richard W. Lowry, John J. Neuhauser and Richard C. Rantzow are each independent trustees and collectively constitute the entire Audit Committee.

Item 6. Schedule of Investments

The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated to ALPS Advisers, Inc. (the “Adviser”) the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Adviser, the Fund’s Board reviewed and approved the policies and procedures adopted by the Adviser. These included the procedures that the Adviser follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Adviser, its affiliates, its other clients or other persons.

The Adviser’s policy is to vote all proxies for Fund securities in a manner considered by the Adviser to be in the best interest of the Fund and its shareholders without regard to any benefit to the Adviser, its affiliates, its other clients or other persons. The Adviser or an affiliate examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer’s securities. The Adviser or an affiliate also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Adviser or an affiliate determines the best interest of the Fund in light of the potential economic return on the Fund’s investment.

The Adviser addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, a Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Adviser, its affiliates, its other clients or other persons. The Proxy Committee is composed of representatives of equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Adviser’s proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer’s securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client’s investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Adviser has retained Institutional Shareholder Services (“ISS”), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Chase Investment Counsel Corporation (“Chase”)

MANAGEMENT. The portion of the Fund allocated to Chase is managed by a team of investment professionals including David B. Scott, Chief Investment Officer, Derwood S. Chase, Jr., President, Brian J. Lazorishak, Vice President, Peter W. Tuz, Vice President, Peter C. Wood, Vice President, and Colin Ducharme, Security Analyst.  All of our accounts are managed on a team basis with by this team.

Derwood S. Chase, Jr., CIC

President, Founder and Director

Mr. Chase earned a BS with Distinction from the University of Virginia in 1952 and a MBA from Harvard University in 1954.  His speeches, articles and comments on investing and economic policy have been quoted in Barron’s, Business Week, The Wall Street Journal, Pensions & Investments, Kiplinger’s Personal Finance, The New York Times, and Value Line Mutual Fund Survey.  He has appeared on CNBC, The Nightly Business Report (PBS) and Bloomberg.  Derwood is a Chartered Investment Counselor, a member of the Analysts Club (N.Y.C.), the New York and Richmond Societies of Financial Analysts, a former Governor of the Investment Counsel Association of America, a member of the Mont Pelerin Society, President of the Chase Foundation of Virginia, and a trustee of the Reason Foundation.

David B. Scott, CFA, CIC

Senior Vice President and Director

Chief Investment Officer

Mr. Scott earned his BA in 1977 and a MBA with Honors in 1980 from the College of William and Mary.  Before joining us in 1994, he had 15 years of experience as an analyst and portfolio manager.  He is a CFA charter holder and a member of The Richmond Society of Financial Analysts.  He has been quoted in Barron’s, Business Week, Kiplinger’s Personal Finance, The New York Times, and Value Line Mutual Fund Survey.  He has been a guest speaker on CNBC.

Brian J. Lazorishak, CFA, CIC, CIPM, CMT

Vice President

Portfolio Manager & Quantitative Analyst

Mr. Lazorishak earned a BS in Psychology and Business Cum Laude from the University of Pittsburgh in 1994.  Brian joined us in 1997.  He serves as a portfolio manager and concentrates on quantitative and technical research.  Brian is a CFA charter holder, a CIPM charter holder, and a Chartered Market Technician.  He is a member of the Richmond Society of Financial Analysts.

Peter W. Tuz, CFA

Vice President

Senior Security Analyst & Portfolio Manager

Mr. Tuz earned his BA from Ripon College in 1976, a MA from the University of Missouri in 1979, and a MBA from Tulane University in 1984.  Peter is a CFA charter holder.  Before joining us in 1997 he had 10 years experience as a senior analyst and officer with two NYSE member firms.  He is a member of the Richmond & Washington Societies of Financial Analysts.

Peter C. Wood, CFA

Vice President

Senior Security Analyst & Portfolio Manager

Mr. Wood earned his BA from Duke University in 1979 and a MBA from Indiana University in 1985.  Peter is a CFA charter holder.  Before joining us in 1997 he had 10 years experience as a senior security analyst concentrating in technology.  He is a member of the New York and Richmond Societies of Financial Analysts.

Colin Ducharme

Security Analyst

Mr. Ducharme earned a BA in physics and astronomy from the University of Virginia in 2000, and a MBA in finance and a SM in materials science from the Massachusetts Institute of Technology in 2006.  Before joining us in 2006 he interned as an equity analyst with a major investment management firm, and had three years experience as a professional athlete in Europe.

OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by the team of investment professionals listed above as of December 31, 2007:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance- Based

Registered Investment Companies	3	$700.0	0	0
Other pooled investment vehicles	0	0	0	0
Other accounts	209	$6,535.0	0	0

COMPENSATION STRUCTURE.  In addition to competitive salary (including 401K and profit-sharing), all investment professionals are equity shareholders of the firm and participate in the overall success of the firm through distributions from the corporation.  Distributions are directly related to the individual’s percentage ownership of the corporation.  No portion of the fixed base salary of the portfolio managers is tied to the management or the performance of the Fund or to the performance of the Advisor’s separately managed accounts.  The portfolio managers as equity owners of the Advisor do not receive a salary bonus.  As the firm is a subchapter S corporation, all net earnings are distributed to the portfolio managers and the firm’s other equity owners.  Mr. Chase also receives a portion of the consulting fees received by the firm for work he performs on alternative oil and gas investments.

OWNERSHIP BY PORTFOLIO MANAGERS.  None of the individuals responsible for the day-to-day management of the Fund own any shares of the Fund.

Matrix Asset Advisors, Inc. (“Matrix”)

MANAGEMENT. The portion of the Fund allocated to Matrix is managed by David A. Katz, Head of the Investment Policy Committee. Mr. Katz, CFA, graduated summa cum laude from Union College with a Bachelor of Arts degree in Economics. He received a Master of Business Administration degree, with a concentration in Finance, from New York University Graduate School of Business in 1987, graduating with distinction. His numerous works on Value Investing have earned him various awards and distinctions at the undergraduate and graduate levels. Mr. Katz is a Chartered Financial Analyst. After initially working at Management Asset Corporation (Westport, CT), Mr. Katz co-founded Value Matrix Management with John M. Gates in 1986. He served as the firm’s Senior Vice President and Chief Investment Officer and was Head of the Investment Policy Committee. In 1990 he merged the Value Matrix Management organization into Matrix Asset Advisors. Mr. Katz is the firm’s President and Chief Investment Officer, chairs the Investment Policy Committee and is a Portfolio Manager/Analyst.

OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by Mr. Katz as of December 31, 2007:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
David A. Katz
Registered Investment Companies	4	$513.0	0	0
Other pooled investment vehicles	1	$11.0	1	$11.0
Other accounts	434	$788.0	4	$6.0

COMPENSATION STRUCTURE. Matrix Portfolio Managers, including Mr. Katz, are paid competitively with meaningful potential bonuses based on individual performance and firm success. Base salary is approximately

50-75% of total compensation, with bonus, equity and profit sharing participation. Discretionary bonus is based on overall performance of the firm, and not performance of any particular account. Portfolio Managers are incented through competitive compensation and benefits, as well as high degrees of responsibility, input and autonomy. The firm has created a “stakeholder” program and profit sharing plan, in which key personnel are granted participation in the profitability of the firm in a parallel fashion as the owners of the firm.

Such participation is contingent on continued employment. In addition, the firm has offered equity ownership to retain key investment professionals.

OWNERSHIP BY PORTFOLIO MANAGERS. Mr. Katz does not own any shares of the Fund.

Pzena Investment Management, LLC (“Pzena”)

MANAGEMENT. The portion of the Fund allocated to Pzena is managed by a team of portfolio managers. Individual portfolio managers on the team do not have any latitude to make independent portfolio decisions. All decisions require unanimous consent of a three-person portfolio management team. For the Fund, Rich Pzena, John Goetz, and Tony DeSpirito have joint decision-making responsibility and “veto authority” over any decision.

Richard S. Pzena – Mr. Pzena is the Founder, Managing Principal, Chief Executive Officer and Co-Chief Investment Officer of the firm. Prior to forming Pzena Investment Management in 1995, Mr. Pzena was the Director of U.S. Equity Investments and Chief Research Officer for Sanford C. Bernstein & Company. He joined Bernstein in 1986 as an oil industry analyst and was named to the Institutional Investor All America Research Team from 1988-1990. During 1990 and 1991, Mr. Pzena served as Chief Investment Officer, Small Cap Equities, and assumed his broader domestic equity role in 1991. Prior to joining Bernstein, Mr. Pzena worked for the Amoco Corporation in various financial and planning roles. He earned a B.S. summa cum laude and an M.B.A. from the Wharton School of the University of Pennsylvania in 1979 and 1980 respectively.

John P. Goetz – Mr. Goetz is a Managing Principal and Co-Chief Investment Officer at the firm. Prior to joining Pzena Investment Management in 1996, Mr. Goetz held a range of key positions at Amoco Corporation for over 14 years, most recently as the Global Business Manager for Amoco’s $1 billion polypropylene business where he had bottom line responsibility for operations and development worldwide. Prior positions included strategic planning, joint venture investments and project financing in various oil and chemical businesses. Prior to joining Amoco, Mr. Goetz had been employed by The Northern Trust Company and Bank of America. He earned a B.A. summa cum laude in Mathematics and Economics from Wheaton College in 1979 and an M.B.A. from the Kellogg School at Northwestern University in 1982.

Antonio DeSpirito, III – Mr. DeSpirito is a Principal and Portfolio Manager of Large Cap Value. Previously, Mr. Despirito was one of the Portfolio Managers of Pzena Investment Management’s Small Cap Value service. Prior to joining Pzena Investment Management in 1996, Mr. DeSpirito was an Associate in the Corporate Department at the Boston based law firm of Ropes & Gray. At Ropes & Gray, he advised clients in the direct television, financial services, fitness, packaging films, retail, software, and wire and cable industries. Mr. DeSpirito earned a B.S. summa cum laude from the Wharton School of the University of Pennsylvania in 1990 and a J.D. magna cum laude from Harvard Law School in 1993.

OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by Messrs. Pzena, Goetz and DeSpiritio,  as of December 31, 2007.

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Richard S. Pzena
Registered Investment Companies	9	$6,602.5	0	0
Other pooled investment vehicles	108	$2,657.0	0	0
Other accounts	408	$11,017.4	12	$2,017.2

John Goetz
Registered Investment Companies	11	$6,718.9	0	0
Other pooled investment vehicles	122	$3,745.5	0	0
Other accounts	502	$12,925.9	12	$2,017.2

Antonio DeSpirito, III
Registered Investment Companies	8	$6,552.8	0	0
Other pooled investment vehicles	42	$1,927.1	0	0
Other accounts	155	$5,416.4	8	$1,074.8

COMPENSATION STRUCTURE. Pzena portfolio managers, including Messrs Pzena, Goetz and DeSpirito, and other investment professionals at Pzena are compensated through a combination of a fixed base salary, performance bonus and equity ownership, if appropriate due to superior performance. Pzena avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking which is contrary to the firm’s value investment philosophy. Pzena considers both quantitative and qualitative factors when determining performance bonuses; however, performance bonuses are not based directly on the performance of the Fund or other clients. For investment professionals, Pzena examines such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability, and ability to successfully interact with company management. However, Pzena always looks at the person as a whole and the contributions that he/she has made and is likely to make in the future. The time frame Pzena examines for bonus compensation is annual. Ultimately, equity ownership is the primary tool used by Pzena for attracting and retaining the best people. Shares may be in the form of capital interests or profits only interests. All shares are voting shares (i.e., not phantom stock).

OWNERSHIP BY PORTFOLIO MANAGERS. None of the individuals at the firm responsible for the day-to-day management of the Fund owns any shares of the Fund.

Schneider Capital Management Corporation (“Schneider”)

MANAGEMENT:  The portion of the Fund allocated to Schneider is managed by Arnold C. Schneider III, CFA. Mr. Schneider serves as President and Chief Investment Officer and manages the portion of All-Star allocated to Schneider. Prior to founding Schneider, Mr. Schneider was a Senior Vice President and Partner of the Wellington Management Company. He has earned the right to use the CFA Institute Chartered Financial Analyst designation. Mr. Schneider received a B.S. in Finance from the McIntire School of Commerce of the University of Virginia.

OTHER ACCOUNTS. The table below provides information about the other accounts managed by Mr. Schneider as of December 31, 2007:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Arnold C. Schneider III
Registered Investment Companies	6	$1,000.0	0	0
Other pooled investment vehicles	6	$800.0	0	0
Other accounts	40	$3,100.0	0	0

COMPENSATION STRUCTURE. Mr. Schneider’s compensation consists of a fixed base salary and a bonus. A portion of his bonus may be deferred. Generally, his salary is fixed at the beginning of each year; his bonus and any deferred compensation are discretionary and based on the overall profitability of the firm.

OWNERSHIP BY PORTFOLIO MANAGER. Mr. Schneider does not own any shares of the Fund.

TCW Investment Management Company (“TCW”)

MANAGEMENT. The portion of the Fund allocated to TCW is managed by Craig C. Blum.

Craig C. Blum, CFA, Portfolio Manager, Managing Director and US Equities – Mr. Blum is Co-Portfolio Manager of the Concentrated Core and Select Equities investment strategies. He joined TCW in 1999 as part of a program designed to fast-track high potential individuals, providing them with in-depth knowledge of the firm’s various investment groups. After gaining experience in the High Yield and Mortgage-Backed Securities Groups, in 2000 Mr. Blum joined the US Equity Research Group as an Analyst covering data networking, communications equipment, and enterprise hardware and software companies. In 2002, Mr. Blum became a member of the Concentrated Core / Select Equities Group, and in 2004 he was promoted to Co-Portfolio Manager. Prior to joining TCW, Mr. Blum focused on commercial mortgage-backed securities cash flow modeling and deal structuring as a Senior Analyst with FMAC Capital Markets. Prior to that, he worked in institutional sales and mortgage-backed securities analysis at PaineWebber. Mr. Blum began his investment career in 1994 at Merrill Lynch where he developed a financial advisory business focused on high net worth and corporate clients. He has more than 10 years experience in the investment management industry. Mr. Blum received his Bachelor of Science in Applied Mathematics and Computer Science from the University of California at Los Angeles (UCLA) in 1993, and his MBA in Finance from the UCLA Anderson Graduate School of Management in 1999. Mr. Blum is a CFA charterholder.

OTHER ACCOUNTS. The table below provides information about the other accounts managed by Mr. Blum as of December 31, 2007:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Craig C. Blum
Registered Investment Companies	6	$3,532.6	0	0
Other pooled investment vehicles	4	$1,244.9	1	$407.8
Other accounts	100	$7,523.2	3	$488.0

COMPENSATION STRUCTURE. The overall objective of the compensation program for portfolio managers is for TCW Investment Management Company (the “Advisor”) to attract what it considers competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contribution to the success of their clients and the Advisor and its affiliates within The TCW Group (collectively, “TCW”). Portfolio managers are compensated through a combination of base salary, profit sharing based compensation (“profit sharing”), bonus and equity incentive participation in the Advisor’s immediate parent, The TCW Group, Inc. and/or ultimate parent, Société Générale (“equity incentives”). Profit sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of the portfolio manager’s compensation.

Profit Sharing. Profit sharing is linked quantitatively to a fixed percentage of income relating to accounts in the investment strategy area for which the portfolio managers are responsible and is paid quarterly. Profit sharing may be determined on a gross basis, without the deduction of expenses; in most cases, revenues are allocated to a pool and profit sharing compensation is paid out after the deduction of group expenses. The profit sharing percentage used to compensate a portfolio manager for management of the Fund is generally the same as that used to compensate them for all other client accounts they manage in the same strategy for TCW, with limited exceptions involving grandfathered accounts (accounts that become clients of TCW before or after a specified date or former clients of a manager that joined TCW from another firm), firm capital of TCW or accounts sourced through a distinct distribution channel. Income included in a profit sharing pool will relate to the products managed by the portfolio manager. In some cases, the pool includes revenues related to more than one equity or fixed income product where the portfolio managers work together as a team, in which case each participant in the pool is entitled to profit sharing derived from all the included products. In certain cases, a portfolio manager may also participate in a profit sharing pool that includes revenues from products besides the strategies offered in the TCW Funds, including alternative investment products (as described below); the portfolio manger would be entitled to participate in such pool where he or she supervises, is involved in the management of, or is associated with a group, other members of which manage, such products. Profit sharing arrangements are generally the result of agreement between the portfolio manager and TCW, although in some cases they may be discretionary based on supervisor allocation.

In some cases, the profit sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Fund managed by the portfolio manager as disclosed in the prospectus, except in the case of the Growth Insights Fund where profit sharing of managers is tied to the full menu of TCW-managed equity products that outperform their associated benchmarks. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Funds. In the case of the Equities and Focused Equities Funds, which have two benchmarks, the Russell 1000 Value is used.

Certain accounts of TCW (but not the Funds) have a performance (or incentive) fee in addition to or in lieu of an asset-based fee. For these accounts, the profit sharing pool from which the portfolio managers’ profit sharing compensation is paid will include the performance fees. For investment strategies investing in marketable securities such as those employed in the Funds, the performance fee normally consists of an increased asset-based fee, the increased percentage of which is tied to the performance of the account relative to a benchmark (usually the benchmark associated with the strategy). In these marketable securities strategies, the profit sharing percentage applied relative to performance fees is generally the same as it is for the asset-based fees chargeable to the Fund. In the case of alternative investment strategies and TCW’s “alpha” strategies” , performance fees are based on the account achieving net gains over a specified rate of return to the account or to a class of securities in the account. Profit sharing for alternative investment strategies may also include structuring or transaction fees. “Alpha strategies” are those in which the strategy seeks to provide incremental risk-adjusted return relative to a LIBOR rate of return through alpha and beta isolation techniques, that include the use of options, forwards and derivative instruments. “Alternative investment strategies” include (a) mezzanine or other forms of privately placed financing, distressed investing, private equity, project finance, real estate investments, leveraged strategies (including short sales) and other similar strategies not employed by the Funds or (b) strategies employed by the Funds that are offered in structured vehicles, such as collateralized loan obligations or collateralized debt obligations or in private funds (sometimes referred to as hedge funds). In the case of certain alternative investment products in which a portfolio manager may be entitled to profit sharing compensation, the profit sharing percentage for performance fees may be lower or higher than the percentage applicable to the asset-based fees.

Discretionary Bonus/Guaranteed Minimums. In general, portfolio managers do not receive discretionary bonuses. However, in some cases where portfolio managers do not receive profit sharing or where the company has determined the combination of salary and profit sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by TCW. Also, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory bonus if the sum of their salary and profit sharing does not meet certain minimum thresholds.

Equity Incentives. All portfolio managers participate in equity incentives based on overall firm performance of TCW and its affiliates, through stock ownership or participation in stock option or stock appreciation plans of TCW and/or Société Générale. The TCW 2001 and 2005 TCW Stock Option Plans provide eligible portfolio managers the opportunity to participate in an effective economic interest in TCW, the value of which is tied to TCW’s annual financial performance as a whole. Participation is generally determined in the discretion of TCW, taking into account factors relevant to the portfolio manager’s contribution to the success of TCW. Portfolio managers participating in the TCW 2001 or 2005 TCW Stock Option Plan will also generally participate in Société Générale’s Stock Option Plan which grants options on its common stock, the value of which may be realized after certain vesting requirements are met. Some portfolio managers are direct stockholders of TCW and/or Société Générale, as well.

Other Plans and Compensation Vehicles. Portfolio managers may also participate in a deferred compensation plan that is generally available to a wide-range of officers of TCW, the purpose of which is to allow the participant to defer portions of income to a later date while accruing earnings on a tax-deferred basis based on performance of TCW-managed products selected by the participant. Portfolio managers may also elect to participate in TCW’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

OWNERSHIP BY PORTFOLIO MANAGERS. None of the individuals at the firm responsible for the day-to-day management of the Fund owns any shares of the Fund.

Potential conflicts of interest in managing multiple accounts

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which may be faced by investment professionals at most major financial firms. ALPS Advisors, Inc. and the Fund have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The trading of other accounts could be used to benefit higher-fee accounts (front- running).

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the adviser’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Fund has adopted compliance procedures that provide that any transactions between a Fund and another advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

The adviser or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both a Fund and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at the advisers, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the adviser.

Each of the Fund’s sub-advisers has trade allocation and other policies and procedures that it believes are reasonably designed to address these and other potential conflicts of interest.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six months ended December 31, 2007, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

(a)   The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)   There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 12.(a)(1).

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR EQUITY FUND

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer)
President

Date:	March 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR EQUITY FUND.

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer)
President

Date:	March 7, 2008

By:	/s/ Jeremy O. May
Jeremy O. May (Principal Financial Officer)
Treasurer

Date:	March 7, 2008